UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05878
                                   ---------

                         FRANKLIN VALUE INVESTORS TRUST
                         ------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
             (Address of principal executive offices) (Zip code)

      MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
      -----------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area
code: (650) 312-2000
      --------------

Date of fiscal year end:  10/31
                          -----

Date of reporting period: 4/30/04
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(A), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn, and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A



Franklin Balance Sheet
Investment Fund

Franklin Large Cap
Value Fund

Franklin MicroCap
Value Fund

Franklin Small Cap
Value Fund

[GRAPHIC OMITTED]

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                      VALUE

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. see inside for details.

                                    FRANKLIN
                              VALUE INVESTORS TRUST

[GRAPHIC OMITTED]
[LOGO OMITTED]

                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[GRAPHIC OMITTED]

Not part of the semiannual report

                               Contents

SHAREHOLDER LETTER ..............................  1

SEMIANNUAL REPORT

Franklin Balance Sheet Investment Fund ..........  3

Franklin Large Cap Value Fund ................... 10

Franklin MicroCap Value Fund .................... 16

Franklin Small Cap Value Fund ................... 22

Financial Highlights and
Statements of Investments ....................... 28

Financial Statements ............................ 59

Notes to Financial Statements ................... 64

Proxy Voting Policies and Procedures ............ 77
--------------------------------------------------------------------------------

Semiannual Report

Franklin Balance Sheet Investment Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing primarily in securities that we believe are undervalued in the marketplace.

This semiannual report for Franklin Balance Sheet Investment Fund covers the period ended April 30, 2004.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Balance Sheet Investment Fund - Class A posted a +7.67% cumulative total return. The Fund underperformed its benchmark, the Russell 2000(R) Value Index, which posted a 9.09% total return for the same period. 1 In line with our long-term investment strategy, we are pleased with our long-term results. For the 10-year period ended April 30, 2004, Franklin Balance Sheet Investment Fund - Class A delivered a +238.11% cumulative total return, compared with the Russell 2000 Value Index's 236.49% cumulative total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and the managers invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 7.

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product (GDP) rose 4.1% in fourth quarter 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 33.

                                                           Semiannual Report | 3
corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. Monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 2 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The Standard & Poor's 500 Composite Index (S&P 500) rose 6.27% for the six months under review. 3 As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We generally define "low price-to-book value" as the bottom two deciles (20%) of our investable universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

4 | Semiannual Report

MANAGER'S DISCUSSION

On April 30, 2004, we held positions in 102 companies, not including a single preferred stock issue and 8 closed-end funds. One new holding, Boise Cascade, we received via Boise's acquisition of OfficeMax. 4 The opportunities we identified during the period were concentrated among capital-intensive and real-estate related entities, such as railroads Norfolk Southern and Kansas City Southern, lodging companies Vail Resorts and La Quinta and basic materials company MeadWestvaco. 5 We also added specialty insurers Assurant and Midland to the portfolio. 6 In total we deployed $166.3 million in purchases, including the value of OfficeMax shares swapped for Boise Cascade. Overall, we added seven new holdings during the period.

Proceeds from sales were $80.7 million. The largest of these related to the OfficeMax transaction, and Celanese AG, which was also the object of a buyout. Other sales were generally in response to price appreciation.

The companies that contributed most positively to the Fund's performance were generally clustered in sectors that are sensitive to commodity pricing and economic activity. For example, agribusiness companies Bunge, Corn Products International and Monsanto; coal producer Peabody Energy; marine petroleum shippers Overseas Shipholding Group and Teekay Shipping; and steel and heavy equipment makers United States Steel, Timken, CNH Global and Trinity Industries. 7 Other contributors were staffing company Kelly Services, gaming operator Aztar and financial companies American National Insurance, Prudential Financial and MGIC Investment. 8 Note that the companies named tend to be among our larger positions. Several among our smaller positions produced comparable absolute returns. These tended to be in similar industries, however, such as J.G. Boswell in agribusiness and Global Industries in petroleum infrastructure. 9

[sidebar]
[GRAPHIC OMITTED]

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 4/30/04

Retail Trade                                            8.1%
Transportation                                          6.2%
Producer Manufacturing                                  6.2%
Property-Casualty Insurance                             6.1%
Life & Health Insurance                                 6.1%
Consumer Durables                                       5.3%
Process Industries                                      4.9%
Utilities                                               4.6%
Non-Energy Minerals                                     4.4%
Consumer Services                                       3.7%
Finance, Rental & Leasing                               3.4%
Specialty Insurance                                     3.2%
Consumer Non-Durables                                   2.6%
Financial Conglomerates                                 2.5%
Energy Minerals                                         2.0%
Other                                                   7.9%
Short-Term Investments & Other Net Assets              22.8%

4. In the SOI, Boise Cascade is in the retail trade sector.

5. In the SOI, Norfolk Southern and Kansas City Southern are in the transportation sector, Vail Resorts and La Quinta are in the consumer services sector, and MeadWestvaco is in the process industries sector.

6. In the SOI, Assurant is in the life & health insurance industry and Midland is in the property-casualty insurance industry.

7. In the SOI, Bunge, Corn Products International and Monsanto are in the process industries sector, Peabody Energy is in the energy minerals sector, Overseas Shipholding Group and Teekay Shipping are in the transportation sector, United States Steel is in the non-energy minerals sector, and Timken, CNH Global and Trinity Industries are in the producer manufacturing sector.

8. In the SOI, Kelly Services is in the commercial services sector, Aztar is in the consumer services sector, American National Insurance is in the life & health insurance industry, Prudential Financial is in the financial conglomerates sector and MGIC Investment is in the specialty insurance industry.

9. In the SOI, J.G. Boswell is in the process industries sector and Global Industries is in the industrial services sector.

                                                         Semiannual Report  |  5

[sidebar]
TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet Investment Fund
4/30/04

-----------------------------------------------------
  COMPANY                                % OF TOTAL
  SECTOR/INDUSTRY                        NET ASSETS
-----------------------------------------------------
  Aztar Corp.                                  2.1%
   CONSUMER SERVICES
-----------------------------------------------------
  CIT Group Holdings Inc.                      2.1%
   FINANCE, RENTAL & LEASING
-----------------------------------------------------
  Peabody Energy Corp.                         2.0%
   ENERGY MINERALS
-----------------------------------------------------
  Old Republic International Corp.             1.9%
   PROPERTY-CASUALTY INSURANCE
-----------------------------------------------------
  Pulte Homes Inc.                             1.8%
   CONSUMER DURABLES
-----------------------------------------------------
  Prudential Financial Inc.                    1.8%
   FINANCIAL CONGLOMERATES
-----------------------------------------------------
  Bunge Ltd.                                   1.7%
   PROCESS INDUSTRIES
-----------------------------------------------------
  American National Insurance Co.              1.7%
   LIFE & HEALTH INSURANCE
-----------------------------------------------------
  United States Steel Corp.                    1.6%
   NON-ENERGY MINERALS
-----------------------------------------------------
  Trinity Industries Inc.                      1.5%
   PRODUCER MANUFACTURING
-----------------------------------------------------

The positions that detracted most from performance were Alaska Air Group, retailer Fred's, financial guarantee company Radian Group, toymaker Hasbro and technology company Standard Microsystems. 10 Some of our newer positions, such as Vail Resorts, MeadWestvaco and activewear maker Russell were below cost at the end of the period. 11 Consistent with our strategy, this is a circumstance we generally like, since it gives us a chance to accumulate meaningful positions at prices we believe are attractive.

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

10. In the SOI, Alaska Air Group is in the transportation sector, Fred's is in the retail trade sector, Radian Group is in the specialty insurance industry, Hasbro is in the consumer durables sector and Standard Microsystems is in the electronic technology sector.

11. In the SOI, Russell is in the consumer non-durables sector.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

6  |  Semiannual Report

Performance Summary as of 4/30/04

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04         10/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.98            $48.45           $45.47
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-4/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.1668
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.3069
--------------------------------------------------------------------------------------------------
        Total                           $0.4737
--------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           4/30/04         10/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.93            $47.90           $44.97
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-4/30/04)
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.3069
--------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           4/30/04         10/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.93            $47.94           $45.01
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-4/30/04)
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.3069
--------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           4/30/04         10/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.98            $48.28           $45.30
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-4/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0899
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.3069
--------------------------------------------------------------------------------------------------
        Total                           $0.3968
--------------------------------------------------------------------------------------------------
  ADVISOR CLASS                                         CHANGE           4/30/04         10/31/03
--------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$2.94            $48.48           $45.54
--------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-4/30/04)
--------------------------------------------------------------------------------------------------
  Dividend Income                       $0.2655
--------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.3069
--------------------------------------------------------------------------------------------------
        Total                           $0.5724
--------------------------------------------------------------------------------------------------

     Semiannual Report | Past performance does not guarantee future results. | 7

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +7.67%        +30.94%           +80.44%         +238.11%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +1.49%        +23.42%           +11.20%          +12.29%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,149        $12,342           $17,005          $31,872
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +35.28%           +13.39%          +12.81%
-------------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            3-YEAR    INCEPTION (3/1/01)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +7.23%        +29.91%           +33.43%          +36.51%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +3.23%        +25.91%            +9.26%           +9.56%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,323        $12,591           $13,043          $13,351
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +38.45%           +12.36%          +11.09%
-------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            3-YEAR    INCEPTION (3/1/01)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +7.23%        +29.88%           +33.48%          +36.56%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +6.23%        +28.88%           +10.10%          +10.35%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,623        $12,888           $13,348          $13,656
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +41.40%           +13.15%          +11.88%
-------------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR    INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +7.50%           +30.56%          +23.52%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +6.50%           +29.56%           +9.52%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,650           $12,956          $12,352
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                                     +42.13%          +11.56%
-------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                       6-MONTH         1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +7.78%        +31.24%           +81.71%         +240.48%
-------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +7.78%        +31.24%           +12.69%          +13.03%
-------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,778        $13,124           $18,171          $34,048
-------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +43.89%           +14.90%          +13.56%
-------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

8 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES

INVESTING IN A NON-DIVERSIFIED FUND INVOLVES CERTAIN RISKS, INCLUDING SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS. THE FUND'S ABILITY TO INVEST IN SMALL, RELATIVELY NEW COMPANIES INVOLVES ADDITIONAL RISKS SUCH AS SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE SECURITIES HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +40.85% and +11.43%.

     Semiannual Report | Past performance does not guarantee future results. | 9

Franklin Large Cap Value Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of net assets in securities of large capitalization companies that we believe are undervalued. Large capitalization companies are defined as those that are similar in size to those in the Russell 1000(R) Index at the time of purchase. 1

We are pleased to bring you Franklin Large Cap Value Fund's semiannual report for the period ended April 30, 2004.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Large Cap Value Fund - Class A posted a +9.32% cumulative total return. The Fund outperformed its benchmark, the Russell 1000 Value Index, which posted an 8.15% total return for the same period. 2 Please note the Fund employs a bottom-up stock selection process and the managers invest in securities without regard to benchmark industry weightings. You can find the Fund's long-term performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product (GDP) rose 4.1% in fourth quarter 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

1. The Russell 1000 Index is market capitalization-weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization of the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization-weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 42.

10 | Semiannual Report

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. Monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 3 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The Standard & Poor's 500 Composite Index (S&P 500) rose 6.27% for the six months under review. 4 As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

INVESTMENT STRATEGY

The Fund seeks to maintain a diversified portfolio of large-capitalization stocks that are attractively valued relative to the overall market, the company's industry group or the company's historical valuation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. We believe this contrarian approach will provide favorable returns for our shareholders over time.

MANAGER'S DISCUSSION

The biggest contributor to the Fund's positive performance during the six months under review was Transocean, a mobile offshore drilling unit operator. 5 Transocean's sales increased 10.2% in the quarter ended March 31, 2004, compared with the quarter ended December 31, 2003. Additionally, Becton, Dickinson, which sells medical supplies and diagnostic systems, boosted Fund performance. 6 Becton,

[sidebar]
[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 4/30/04

Consumer Non-Durables                                      11.4%
Health Technology                                           9.2%
Producer Manufacturing                                      6.9%
Consumer Services                                           6.9%
Major Banks                                                 6.7%
Financial Conglomerates                                     5.8%
Property-Casualty Insurance                                 5.1%
Finance, Rental & Leasing                                   4.7%
Process Industries                                          3.9%
Multi-Line Insurance                                        3.0%
Energy Minerals                                             3.0%
Life & Health Insurance                                     3.0%
Regional Banks                                              2.9%
Investment Banks & Brokers                                  2.8%
Transportation                                              2.3%
Other                                                       8.9%
Short-Term Investments & Other Net Assets                  13.5%

3. Source: Bureau of Labor Statistics.

4. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

5. In the SOI, Transocean is in the industrial services sector.

6. In the SOI, Becton, Dickinson is in the health technology sector.

                                                          Semiannual Report | 11

[sidebar]
TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund
4/30/04

----------------------------------------------
  COMPANY                         % OF TOTAL
  SECTOR/INDUSTRY                 NET ASSETS
----------------------------------------------
  Abbott Laboratories                   3.6%
   HEALTH TECHNOLOGY
----------------------------------------------
  Pfizer Inc.                           3.5%
   HEALTH TECHNOLOGY
----------------------------------------------
  Bank of America Corp.                 3.5%
   MAJOR BANKS
----------------------------------------------
  Procter & Gamble Co.                  3.4%
   CONSUMER NON-DURABLES
----------------------------------------------
  Allstate Corp.                        3.3%
   PROPERTY-CASUALTY INSURANCE
----------------------------------------------
  Freddie Mac                           3.3%
   FINANCE, RENTAL & LEASING
----------------------------------------------
  Wachovia Corp.                        3.3%
   MAJOR BANKS
----------------------------------------------
  Citigroup Inc.                        3.3%
   FINANCIAL CONGLOMERATES
----------------------------------------------
  Gannett Co. Inc.                      3.2%
   CONSUMER SERVICES
----------------------------------------------
  Kimberly-Clark Corp.                  3.0%
   CONSUMER NON-DURABLES
----------------------------------------------

Dickinson's earnings per share from continuing operations increased 14.8% in its most recent fiscal quarter and the company increased its quarterly dividend 50% during the period. Kimberly-Clark, a consumer paper products manufacturer, also benefited the Fund as it reported record sales and earnings in its most recent quarter. 7

Despite the Fund's positive return, several stocks adversely impacted results during the period under review. However, the overall impact of these stocks was modest. The three largest negative contributors to returns, Hewlett-Packard, U.S. Bancorp and Lehman Brothers Holdings, had a combined negative impact of less than one-half of one percent. 8

During the six-month period, we added five new companies to our portfolio:
Wachovia, a large regional bank; Praxair, an industrial gases supplier; H.J. Heinz, a processed food manufacturer; United Technologies, a major aerospace and building products and services provider; and General Electric, a diversified manufacturer and financial services company. 9

We sold four stocks during the period. These companies either met our price objective or we lost confidence in their underlying fundamentals. These companies were contract oil and gas driller GlobalSantaFe, real estate investment trust Equity Office Properties Trust, supermarket chain Safeway, and telecommunication services provider SBC Communications.

Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

7. In the SOI, Kimberly-Clark is in the consumer non-durables sector.

8. In the SOI, Hewlett-Packard is in the electronic technology sector, U.S. Bancorp is in the regional banks industry and Lehman Brothers Holdings is in the investment banks and brokers industry.

9. In the SOI, Wachovia is in the major banks industry, Praxair is in the process industries sector, H.J. Heinz is in the consumer non-durables sector, and United Technologies and General Electric are in the producer manufacturing sector.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

12 | Semiannual Report

Performance Summary as of 4/30/04

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04         10/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.10            $13.50           $12.40
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-4/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0521
---------------------------------------------------------------------------------------------------
  CLASS B                                               CHANGE           4/30/04         10/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.09            $13.38           $12.29
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-4/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0072
---------------------------------------------------------------------------------------------------
  CLASS C                                               CHANGE           4/30/04         10/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.10            $13.38           $12.28
---------------------------------------------------------------------------------------------------
  CLASS R                                               CHANGE           4/30/04         10/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$1.08            $13.42           $12.34
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-4/30/04)
---------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0628
---------------------------------------------------------------------------------------------------

    Semiannual Report | Past performance does not guarantee future results. | 13

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            3-YEAR    INCEPTION (6/1/00)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +9.32%        +25.40%           +10.63%          +39.42%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +3.00%        +18.18%            +1.41%           +7.23%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,300        $11,818           $10,429          $13,140
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +27.76%            +3.29%           +7.68%
--------------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            3-YEAR    INCEPTION (6/1/00)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +8.93%        +24.54%            +8.48%          +36.12%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +4.93%        +20.54%            +1.80%           +7.59%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,493        $12,054           $10,548          $13,312
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +30.70%            +3.78%           +8.08%
--------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            3-YEAR    INCEPTION (6/1/00)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +8.96%        +24.58%            +8.48%          +36.13%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +7.96%        +23.58%            +2.75%           +8.20%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,796        $12,358           $10,848          $13,613
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +33.63%            +4.69%           +8.70%
--------------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR    INCEPTION (8/1/02)
--------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                             +9.29%           +25.11%          +28.95%
--------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +8.29%           +24.11%          +15.68%
--------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,829           $12,411          $12,895
--------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                                     +34.29%          +17.30%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

14 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge. 4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

    Semiannual Report | Past performance does not guarantee future results. | 15

Franklin MicroCap Value Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin MicroCap Value Fund seeks high total return by investing at least 80% of net assets in securities of companies with market capitalizations under $400 million at the time of purchase that we believe are undervalued in the marketplace.

We are pleased to bring you Franklin MicroCap Value Fund's semiannual report for the period ended April 30, 2004.

PERFORMANCE OVERVIEW

For the six months under review, Franklin MicroCap Value Fund - Class A posted a +12.96% cumulative total return. The Fund outperformed its benchmark, the Russell 2000 Value Index, which posted a 9.09% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process and the managers invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 20.

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product (GDP) rose 4.1% in fourth quarter 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

1. Source: Standard &Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 46.

16 | Semiannual Report

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. Monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 2 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The Standard & Poor's 500 Composite Index (S&P 500) rose 6.27% for the six months under review. 3 As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies trading at low price-to-book ratios, where we have reasonable confidence that book value will increase over several years. As a general rule, we limit purchases to companies with market capitalizations of less than $400 million, which we define as "micro-cap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

                                                          Semiannual Report | 17

[sidebar]
[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 4/30/04

Producer Manufacturing                                   12.1%
Consumer Non-Durables                                    10.3%
Consumer Durables                                         6.4%
Retail Trade                                              5.3%
Transportation                                            5.2%
Property-Casualty Insurance                               4.8%
Savings Banks                                             4.4%
Process Industries                                        4.4%
Industrial Services                                       4.1%
Real Estate Development                                   2.5%
Non-Energy Minerals                                       2.2%
Other                                                     8.8%
Short-Term Investments & Other Net Assets                29.5%

MANAGER'S DISCUSSION

Franklin MicroCap Value Fund closed to new investors on January 14, 2004, after having opened fully to new investors on June 30, 2003. Prior to that, the Fund had been closed for 17 months. During the months it was again open, the Fund received cash flows that, based on our experience, will likely take us at least a few more quarters to put to work. In the meantime we are pleased that fund flows -- cash from existing shareholders -- are running about even with redemptions.

On April 30, 2004, total net assets were $418.9 million, and short-term investments and other net assets stood at 29.5% of the Fund, as compared to total net assets of $311.0 million on October 31, 2003, and short-term investments and other net assets of 14.3%. Net fund flows from new and existing shareholders over the six months totaled $64.1 million, excluding dividend reinvestment.

We deployed $14.6 million into new and already established positions during the six-month period. The new positions were Bassett Furniture, metal components manufacturer Ladish, property casualty insurer Mercer Insurance Group and audio systems company Rockford. 4 The largest addition to an existing position was to Fresh Brands, a regional grocery chain. 5 Proceeds from portfolio sales totaled $29.9 million. Two of our holdings, Garden Fresh Restaurant and Invivo, were taken over. We also closed out our position in Rofin-Sinar, a laser manufacturer, which reached and exceeded our price-to-book target. Other sales were generally in response to price appreciation.

The individual positions that contributed most positively to our performance in the six months were spread among various sectors and tended to be long-held positions. Three of the sixteen positions that accounted for the bulk of our positive returns were ocean shippers: International Shipholding, OMI and Stelmar Shipping. 6 The ocean shippers have been earning more as Chinese demand for raw materials has in turn increased demand for ocean freight capacity, and oil demand overall has allowed petroleum tanker companies to secure attractive rates.

Some of the other holdings that helped our performance have been contending with cyclical downturns, such as machine tools company Hardinge, titanium products company RTI International Metals, land drilling services company Layne Christensen, manufactured housing maker Cavalier Homes and pulp and paper company Mercer International. 7 Consistent with our strategy, we believe the positive returns from these companies reflect anticipated future earnings based on economic recovery, more than they do current results.

4. In the SOI, Basset Furniture and Rockford are in the consumer durables sector, Ladish is in the electronic technology sector, and Mercer Insurance Group is in the property-casualty insurance industry.

5. In the SOI, Fresh Brands is in the retail trade sector.

6. In the SOI, International Shipholding, OMI and Stelmar Shipping are in the transportation sector.

7. In the SOI, Hardinge and RTI International Metals are in the producer manufacturing sector, Layne Christensen is in the industrial services sector, Cavalier Homes is in the consumer durables sector, and Mercer International is in the process industries sector.

18 | Semiannual Report

Several of the positions that drove performance benefited from internal developments not tied to the economy or to their industries generally. For example, Wilshire Financial Services Group, Griffin Land & Nurseries and Dixie Group all divested operations that freed up capital, improved liquidity and could simplify their operations in the future. 8 Others posted good operating results, among them Healthcare Services Group, Atlantic Tele-Network and Delta Apparel. 9 Invivo, a maker of medical monitoring systems, was acquired by Intermagnetics General in January of this year at a price that was approximately
2.8 times its last reported book value.

Several of our positions gave us negative returns over the six-month period. American Pacific makes solid propellant for rockets. Its sales declined after NASA suspended space shuttle flights following the Columbia disaster in 2003. 10 Penn-America Group's operating results were good but stock performance was poor during the period under review, particularly in April. 11 Investor sentiment appeared to turn negative on financial stocks as interest rates began to rebound from historic lows in March. Rising interest rates typically hamper performance of financial stocks. Share price for First Defiance Financial, an Ohio-based thrift, also fell in April. 12 First Defiance lowered earnings guidance in April because loan growth was slower than originally expected. That forecast, along with interest rate expectations, probably accounted for the drop in the stock price.

Fresh Brands was the single largest drag on our performance. The Wisconsin-based grocery chain has reported poor results over the past several quarters, and the stock price has declined to below our cost, and below book value. The results reflect both increased competition from Wal-Mart and, in our opinion, poor operating strategy in recent years. Consistent with our investment strategy, we added to our position recently after Fresh Brands' board brought back former management, in whom we have confidence, and abandoned what we consider a poorly conceived growth strategy. Fresh Brands' proxy statement lists us as their largest shareholder with 15.4% of shares outstanding.

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

[sidebar]
TOP 10 EQUITY HOLDINGS
Franklin MicroCap Value Fund
4/30/04

-------------------------------------------------------------
  COMPANY                                        % OF TOTAL
  SECTOR/INDUSTRY                                NET ASSETS
-------------------------------------------------------------
  Hardinge Inc.                                        2.0%
   PRODUCER MANUFACTURING
-------------------------------------------------------------
  RTI International Metals Inc.                        2.0%
   PRODUCER MANUFACTURING
-------------------------------------------------------------
  Haggar Corp.                                         2.0%
   CONSUMER NON-DURABLES
-------------------------------------------------------------
  Delta Apparel Inc.                                   1.8%
   CONSUMER NON-DURABLES
-------------------------------------------------------------
  Layne Christensen Co.                                1.8%
   INDUSTRIAL SERVICES
-------------------------------------------------------------
  Seneca Foods Corp., A & B                            1.7%
   CONSUMER NON-DURABLES
-------------------------------------------------------------
  Atlantic Tele-Network Inc.                           1.7%
   COMMUNICATIONS
-------------------------------------------------------------
  Gehl Co.                                             1.7%
   PRODUCER MANUFACTURING
-------------------------------------------------------------
  International Shipholding Corp.                      1.7%
   TRANSPORTATION
-------------------------------------------------------------
  Wilshire Financial Services Group Inc.               1.6%
   SAVINGS BANKS
-------------------------------------------------------------

8. In the SOI, Wilshire Financial Services Group is in the savings banks industry, Griffin Land & Nurseries is in the real estate development industry, and Dixie Group is in the consumer durables sector.

9. In the SOI, Healthcare Services Group is in the health services sector, Atlantic Tele-Network is in the communications sector and Delta Apparel is in the consumer non-durables sector.

10. In the SOI, American Pacific is in the process industries sector.

11. In the SOI, Penn-America is in the property-casualty insurance industry.

12. In the SOI, First Defiance Financial is in the savings banks industry.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                          Semiannual Report | 19

Performance Summary as of 4/30/04

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------------
  CLASS A                                               CHANGE           4/30/04         10/31/03
---------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 +$3.27            $33.68           $30.41
---------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (11/1/03-4/30/04)
---------------------------------------------------------------------------------------------------
  Long-Term Capital Gain                $0.6280
---------------------------------------------------------------------------------------------------


PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE. CUMULATIVE TOTAL RETURN EXCLUDES
THE SALES CHARGE. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT
INCLUDE THE MAXIMUM SALES CHARGE.

---------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR   INCEPTION (12/12/95)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +12.96%        +46.48%          +129.06%         +244.70%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +6.45%        +38.07%           +16.64%          +15.09%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,645        $13,807           $21,594          $32,478
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +42.48%           +18.22%          +15.39%
---------------------------------------------------------------------------------------------------------


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

20 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES

INVESTING IN A NON-DIVERSIFIED FUND INVOLVES CERTAIN RISKS, INCLUDING SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS. THE FUND'S ABILITY TO INVEST IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES RISKS RELATED TO RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE SECURITIES HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include the sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

    Semiannual Report | Past performance does not guarantee future results. | 21

Franklin Small Cap Value Fund

YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: Franklin Small Cap Value Fund seeks long-term total return by investing at least 80% of net assets in the securities of small-capitalization companies that we believe are undervalued. Small-capitalization companies are those with market capitalizations less than $2.5 billion at the time of purchase.

We are pleased to bring you Franklin Small Cap Value Fund's semiannual report for the period ended April 30, 2004.

PERFORMANCE OVERVIEW

For the six months under review, Franklin Small Cap Value Fund - Class A posted a +10.15% cumulative total return. The Fund outperformed its benchmark, the Russell 2000 Value Index, which posted a 9.09% total return for the same period. 1 Please note the Fund employs a bottom-up stock selection process, and we invest in securities without regard to benchmark comparisons. You can find the Fund's long-term performance data in the Performance Summary beginning on page 25.

ECONOMIC AND MARKET OVERVIEW

During the six months ended April 30, 2004, the U.S. economy strengthened. Driven in part by massive fiscal and economic stimuli injected into the economy last year, the second half of 2003 experienced the fastest advance in output of U.S. made goods and services in nearly 20 years. Annualized gross domestic product (GDP) rose 4.1% in fourth quarter 2003. The economy showed broad fundamental improvement as first quarter 2004 GDP increased an annualized 4.4% amid robust manufacturing activity, home buying and productivity growth. The U.S. dollar's value declined against most major currencies, particularly versus the euro, which benefited the competitive position of many products produced by U.S. companies and contributed to corporate profit improvements. Business sentiment rose in 2004 through period-end. Consumer spending, which had been constrained by slow wage growth and heavy indebtedness, rebounded by March, further supporting a solid economic recovery.

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization-weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 55.

22 | Semiannual Report

[sidebar]
[GRAPHIC OMITTED]
PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 4/30/04

Producer Manufacturing                                  16.3%
Retail Trade                                             8.2%
Consumer Durables                                        7.7%
Industrial Services                                      7.5%
Energy Minerals                                          6.9%
Transportation                                           6.7%
Process Industries                                       5.9%
Consumer Non-Durables                                    4.9%
Property-Casualty Insurance
Consumer Services                                        3.3%
Life & Health Insurance                                  3.2%
Non-Energy Minerals                                      2.7%
Electronic Technology                                    2.7%
Other                                                   11.2%
Short-Term Investments & Other Net Assets                7.9%

Productivity gains, shifting global manufacturing operations, raw materials shortages, and rising fuel prices, as well as U.S. political uncertainty in an election year, appeared to inhibit U.S. job growth for much of the reporting period. Monthly unemployment figures for November 2003 through April 2004 were below 6%, underscored by a significant and long-awaited rise in hiring since February. 2 In light of positive economic developments, inflation experienced an uptick by March, influenced by higher energy and commodity prices.

Domestic equity markets sustained a rally through year-end 2003, spurred by data showing robust economic growth and improving corporate balance sheets, then flattened in the first four months of 2004. Despite continued signs of improved corporate fundamentals through period-end, investors appeared cautious due to geopolitical uncertainty, escalating military activity in Iraq, and speculation about when the Federal Reserve Board might act to constrain inflation by pushing up historically low interest rates. The Standard & Poor's 500 Composite Index (S&P 500) rose 6.27% for the six months under review. 3 As economic data improved, some interest rates decreased in fall 2003. However, amid some lingering concerns about the economic recovery's strength, for a time interest rates moved within a narrow range before rising toward period-end.

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies (up to $2.5 billion market capitalization at the time of purchase) that we determine are selling below their underlying worth. We seek a diversified portfolio of fundamentally sound companies purchased at what we believe are attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

MANAGER'S DISCUSSION

During the six months under review, the Fund's performance benefited from different sectors. The energy minerals sector was the top contributor, mainly due to three coal positions: Peabody Energy, Consol Energy and Arch Coal, which returned 41%,

2. Source: Bureau of Labor Statistics.

3. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

                                                          Semiannual Report | 23

[sidebar]
TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
4/30/04

---------------------------------------------------------
  COMPANY                                    % OF TOTAL
  SECTOR/INDUSTRY                            NET ASSETS
---------------------------------------------------------
 Montpelier Re Holdings Ltd. (Bermuda)            2.3%
   PROPERTY-CASUALTY INSURANCE
---------------------------------------------------------
  Peabody Energy Corp.                             2.1%
   ENERGY MINERALS
---------------------------------------------------------
  York International Corp.                         2.0%
   PRODUCER MANUFACTURING
---------------------------------------------------------
  Consol Energy Inc.                               1.9%
   ENERGY MINERALS
---------------------------------------------------------
  Russ Berrie & Co. Inc.                           1.9%
   CONSUMER DURABLES
---------------------------------------------------------
  Teekay Shipping Corp. (Bahamas)                  1.8%
   TRANSPORTATION
---------------------------------------------------------
  Reliance Steel & Aluminum Co.                    1.7%
   NON-ENERGY MINERALS
---------------------------------------------------------
  Arch Coal Inc.                                   1.7%
   ENERGY MINERALS
---------------------------------------------------------
  Bunge Ltd.                                       1.6%
   PROCESS INDUSTRIES
---------------------------------------------------------
  Aztar Corp.                                      1.6%
   CONSUMER SERVICES
---------------------------------------------------------

34% and 25%, respectively, during the period. One of our best performing stocks was OMI, an international seaborne transportation services provider for crude oil and petroleum products, which rose 50%. 4

Despite the Fund's solid performance, several stocks declined during the reporting period. The electronic technology sector underperformed, especially Diebold, whose controversial electronic voting machine business had yet to ramp up as anticipated because some states continued to review product specifications. Another negative performer was Avocent, a connectivity solutions supplier for enterprise data centers. Investors viewed a recent acquisition by Avocent as dilutive over the next fiscal year. We still consider Avocent an attractive long-term holding trading at 17.7 times next fiscal year's earnings estimates, with over $6 per share in cash and cash equivalents, and virtually no long-term debt.

The Fund experienced significant net inflows during the six-month period, and we used a portion of the proceeds to invest in nine new positions. A recent addition, Arbor Realty Trust, is a specialized real estate finance company. 5 At period-end, Arbor traded at 13.0 times 2004 estimated earnings, slightly less than book value, and the company expects to provide a dividend yield of 7.8%. We also initiated a holding in EMCOR Group, a worldwide mechanical and electrical construction and facilities services provider. 6 Additionally, we increased several existing positions we believed were attractively valued, most notably Montpelier Re Holdings, a Bermuda-based reinsurance company; and Steris, a sterilization services supplier. 7

During the period, we eliminated 11 positions from our portfolio. One was due to a takeover. Allstream announced in March that Manitoba Telecom Services had bid for the company at a 17% premium over the prior day's closing price. We decided to sell our Allstream position as open-market prices were in line with our fair valuation of the shares. The remaining sales included stocks that reached our price targets or where company fundamentals deteriorated.

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

4. In the SOI, OMI is in the transportation sector.

5. In the SOI, Arbor Realty Trust is in the real estate investment trusts industry. 6. In the SOI, EMCOR Group is in the industrial services sector.

7. In the SOI, Montpelier Re Holdings is in the property-casualty insurance industry and Steris is in the health technology sector.

THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISOR MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

24 | Semiannual Report

Performance Summary as of 4/30/04

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

-------------------------------------------------------------------------------
  CLASS A                           CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)             +$2.86            $31.05           $28.19
-------------------------------------------------------------------------------
  CLASS B                           CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)             +$2.68            $30.09           $27.41
-------------------------------------------------------------------------------
  CLASS C                           CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)             +$2.65            $29.78           $27.13
-------------------------------------------------------------------------------
  CLASS R                           CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)             +$2.82            $30.95           $28.13
-------------------------------------------------------------------------------
  ADVISOR CLASS                     CHANGE           4/30/04         10/31/03
-------------------------------------------------------------------------------
  Net Asset Value (NAV)             +$2.97            $31.75           $28.78
-------------------------------------------------------------------------------

    Semiannual Report | Past performance does not guarantee future results. | 25

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

---------------------------------------------------------------------------------------------------------
  CLASS A                               6-MONTH         1-YEAR            5-YEAR    INCEPTION (3/11/96)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +10.15%        +35.65%           +71.46%         +116.56%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +3.81%        +27.83%           +10.07%           +9.16%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,381        $12,783           $16,159          $20,404
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +43.05%           +12.87%           +9.67%
---------------------------------------------------------------------------------------------------------
  CLASS B                               6-MONTH         1-YEAR            5-YEAR     INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +9.78%        +34.75%           +65.98%          +64.17%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +5.78%        +30.75%           +10.40%           +9.62%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,578        $13,075           $16,398          $16,317
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +46.80%           +13.20%          +10.42%
---------------------------------------------------------------------------------------------------------
  CLASS C                               6-MONTH         1-YEAR            5-YEAR     INCEPTION (9/3/96)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1              +9.77%        +34.75%           +65.91%          +88.94%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2          +8.77%        +33.75%           +10.66%           +8.67%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $10,877        $13,375           $16,591          $18,894
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +49.83%           +13.46%           +9.21%
---------------------------------------------------------------------------------------------------------
  CLASS R                                              6-MONTH            1-YEAR     INCEPTION (8/1/02)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1                            +10.02%           +35.39%          +32.60%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2                         +9.02%           +34.39%          +17.55%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3                        $10,902           $13,439          $13,260
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                                     +50.59%          +20.69%
---------------------------------------------------------------------------------------------------------
  ADVISOR CLASS 5                       6-MONTH         1-YEAR            5-YEAR    INCEPTION (3/11/96)
---------------------------------------------------------------------------------------------------------
  Cumulative Total Return 1             +10.32%        +36.09%           +74.46%         +124.29%
---------------------------------------------------------------------------------------------------------
  Average Annual Total Return 2         +10.32%        +36.09%           +11.77%          +10.44%
---------------------------------------------------------------------------------------------------------
  Value of $10,000 Investment 3         $11,032        $13,609           $17,446          $22,429
---------------------------------------------------------------------------------------------------------
  Avg. Ann. Total Return (3/31/04) 4                   +52.28%           +14.61%          +10.96%
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE. ONGOING MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE; MORE RECENT RETURNS MAY DIFFER FROM THOSE SHOWN. SINCE MARKETS CAN GO DOWN AS WELL AS UP, INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

26 | Past performance does not guarantee future results. | Semiannual Report

ENDNOTES

INVESTING IN A NON-DIVERSIFIED FUND INVOLVES CERTAIN RISKS, INCLUDING SUSCEPTIBILITY TO ADVERSE ECONOMIC AND REGULATORY DEVELOPMENTS. THE FUND'S INVESTMENTS IN SMALL- OR NEWER-COMPANY STOCKS INVOLVE SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, THESE COMPANIES CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS AND THEIR GROWTH PROSPECTS ARE LESS CERTAIN THAN THOSE OF LARGE, ESTABLISHED COMPANIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +73.64% and +7.82%.

    Semiannual Report | Past performance does not guarantee future results. | 27

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                             ---------------------------------------------------------------------------------
                                             SIX MONTHS ENDED
                                              APRIL 30, 2004                        YEAR ENDED OCTOBER 31,
CLASS A                                         (UNAUDITED)       2003          2002          2001         2000          1999
                                             ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)
Net asset value, beginning of period ........     $45.47        $37.01        $37.21        $34.83       $29.96        $31.86
                                             ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ....................        .13           .13           .25           .77          .31           .37
 Net realized and unrealized gains
 (losses) ...................................       3.33          8.83           .87          2.95         5.15          (.68)
                                             ---------------------------------------------------------------------------------
Total from investment operations ............       3.46          8.96          1.12          3.72         5.46          (.31)
                                             ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................       (.17)         (.25)         (.15)         (.73)        (.31)         (.43)
 Net realized gains .........................       (.31)         (.25)        (1.17)         (.61)        (.28)        (1.16)
                                             ---------------------------------------------------------------------------------
Total distributions .........................       (.48)         (.50)        (1.32)        (1.34)        (.59)        (1.59)
                                             ---------------------------------------------------------------------------------
Net asset value, end of period ..............     $48.45        $45.47        $37.01        $37.21       $34.83        $29.96
                                             =================================================================================

Total return b ..............................      7.67%        24.51%         2.85%        10.96%       18.47%        (1.04)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........... $3,342,504    $3,031,714    $2,333,862    $1,491,457   $1,067,893    $1,165,779
Ratios to average net assets:
 Expenses ...................................       .91% c       1.00%          .92%          .96%        1.06%          .93%
 Net investment income ......................       .56% c        .35%          .63%         2.14%        1.00%         1.19%
Portfolio turnover rate .....................      2.97%        13.36%        10.59%        26.69%        8.69%        17.53%

aBased on average daily shares outstanding.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

cAnnualized.

28 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                                  --------------------------------------------------
                                                                   SIX MONTHS ENDED
                                                                    APRIL 30, 2004         YEAR ENDED OCTOBER 31,
CLASS B                                                              (UNAUDITED)       2003        2002       2001 D
                                                                  --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................      $44.97      $36.64      $37.04     $37.26
                                                                  --------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................................        (.06)       (.15)       (.08)       .28
 Net realized and unrealized gains (losses) .......................        3.30        8.74         .91        .06
                                                                  --------------------------------------------------
Total from investment operations ..................................        3.24        8.59         .83        .34
                                                                  --------------------------------------------------
Less distributions from:
 Net investment income ............................................          --        (.01)       (.06)      (.56)
 Net realized gains ...............................................        (.31)       (.25)      (1.17)        --
                                                                  --------------------------------------------------
Total distributions ...............................................        (.31)       (.26)      (1.23)      (.56)
                                                                  --------------------------------------------------
Net asset value, end of period ....................................      $47.90      $44.97      $36.64     $37.04
                                                                  ==================================================

Total return b ....................................................       7.23%      23.58%       2.08%       .91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................    $108,793    $103,877     $89,241    $20,982
Ratios to average net assets:
 Expenses .........................................................       1.71% c     1.75%       1.67%      1.71% c
 Net investment income (loss) .....................................      (.24)% c    (.40)%      (.12)%       .73% c
Portfolio turnover rate ...........................................       2.97%      13.36%      10.59%     26.69%

aBased on average daily shares outstanding.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

cAnnualized.

dFor the period March 1, 2001 (effective date) to October 31, 2001.

                                                          Semiannual Report | 29

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                                    ------------------------------------------------
                                                                    SIX MONTHS ENDED
                                                                     APRIL 30, 2004        YEAR ENDED OCTOBER 31,
CLASS C                                                                (UNAUDITED)     2003        2002       2001 D
                                                                    ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................      $45.01      $36.67      $37.06     $37.26
                                                                    ------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................................        (.06)       (.15)       (.08)       .33
 Net realized and unrealized gains (losses) .......................        3.30        8.74         .92        .02
                                                                    ------------------------------------------------
Total from investment operations ..................................        3.24        8.59         .84        .35
                                                                    ------------------------------------------------
Less distributions from:
 Net investment income ............................................          --          --        (.06)      (.55)
 Net realized gains ...............................................        (.31)       (.25)      (1.17)        --
                                                                    ------------------------------------------------
Total distributions ...............................................        (.31)       (.25)      (1.23)      (.55)
                                                                    ------------------------------------------------
Net asset value, end of period ....................................      $47.94      $45.01      $36.67     $37.06
                                                                    ================================================

Total return b ....................................................       7.23%      23.57%       2.10%       .94%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................    $126,308    $127,925    $118,219    $29,920
Ratios to average net assets:
 Expenses .........................................................       1.71% c     1.75%       1.67%      1.71% c
 Net investment income (loss) .....................................      (.24)% c    (.40)%      (.12)%       .85% c
Portfolio turnover rate ...........................................       2.97%      13.36%      10.59%     26.69%

aBased on average daily shares outstanding.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

cAnnualized.

dFor the period March 1, 2001 (effective date) to October 31, 2001.

30 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                                               -------------------------------------
                                                                                 SIX MONTHS ENDED     YEAR ENDED
                                                                                  APRIL 30, 2004      OCTOBER 31,
CLASS R                                                                             (UNAUDITED)    2003       2002 D
                                                                               -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........................................      $45.30      $36.92      $39.98
                                                                               -------------------------------------
Income from investment operations:
 Net investment income a ......................................................         .06         .03        .07
 Net realized and unrealized gains (losses) ...................................        3.32        8.82      (3.07)
                                                                               -------------------------------------
Total from investment operations ..............................................        3.38        8.85      (3.00)
                                                                               -------------------------------------
Less distributions from:
 Net investment income ........................................................        (.09)       (.22)      (.06)
 Net realized gains ...........................................................        (.31)       (.25)        --
                                                                               -------------------------------------
Total distributions ...........................................................        (.40)       (.47)      (.06)
                                                                               -------------------------------------
Net asset value, end of period ................................................      $48.28      $45.30     $36.92
                                                                               =====================================

Total return b ................................................................       7.50%      24.26%    (7.53)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .............................................     $15,952     $13,336     $7,754
Ratios to average net assets:
 Expenses .....................................................................       1.21% c     1.25%      1.17% c
 Net investment income ........................................................        .26% c      .10%       .38% c
Portfolio turnover rate .......................................................       2.97%      13.36%     10.59%

aBased on average daily shares outstanding.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

cAnnualized.

dFor the period January 1, 2002 (effective date) to October 31, 2002.

                                                          Semiannual Report | 31

Franklin Value Investors Trust

FRANKLIN BALANCE SHEET INVESTMENT FUND (CONTINUED)

                                                                    ------------------------------------------------
                                                                    SIX MONTHS ENDED
                                                                     APRIL 30, 2004        YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                                          (UNAUDITED)     2003        2002       2001 D
                                                                    ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................      $45.54      $37.06      $37.21     $37.26
                                                                    ------------------------------------------------
Income from investment operations:
 Net investment income a ..........................................         .18         .23         .31        .60
 Net realized and unrealized gains (losses) .......................        3.34        8.83         .91       (.02)
                                                                    ------------------------------------------------
Total from investment operations ..................................        3.52        9.06        1.22        .58
                                                                    ------------------------------------------------
Less distributions from:
 Net investment income ............................................        (.27)       (.33)       (.20)      (.63)
 Net realized gains ...............................................        (.31)       (.25)      (1.17)        --
                                                                    ------------------------------------------------
Total distributions ...............................................        (.58)       (.58)      (1.37)      (.63)
                                                                    ------------------------------------------------
Net asset value, end of period ....................................      $48.48      $45.54      $37.06     $37.21
                                                                    ================================================

Total return b ....................................................       7.78%      24.80%       3.11%      1.56%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................     $23,828     $22,189     $15,193       $571
Ratios to average net assets:
 Expenses .........................................................        .71% c      .75%        .67%       .71% c
 Net investment income ............................................        .76% c      .60%        .88%      1.55% c
Portfolio turnover rate ...........................................       2.97%      13.36%      10.59%     26.69%

aBased on average daily shares outstanding. bTotal return is not annualized for periods less than one year.

cAnnualized.

dFor the period March 1, 2001 (effective date) to October 31, 2001.

32 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BALANCE SHEET INVESTMENT FUND                                                        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  CLOSED-END MUTUAL FUNDS 1.2%
  a Apollo Investment Corp. ............................................................        200,000     $    2,750,000
  a Emerging Markets Telecommunications Fund Inc. ......................................        250,000          1,970,000
    H & Q Healthcare Investors Fund ....................................................        150,000          3,060,000
    John Hancock Bank & Thrift Opportunity Fund ........................................      1,650,000         15,064,500
    Latin America Equity Fund Inc. .....................................................        222,015          3,097,109
  a Mexico Fund (Mexico) ...............................................................        620,800         11,577,920
    New Ireland Fund Inc. (Irish Republic) .............................................        135,000          2,025,000
    Petroleum & Resources Corp. ........................................................        150,000          3,532,500
                                                                                                            ---------------
  TOTAL CLOSED-END MUTUAL FUNDS (COST $38,030,843) .....................................                        43,077,029
                                                                                                            ---------------
  COMMON STOCKS 75.4%
  COMMERCIAL SERVICES 1.2%
    Kelly Services Inc., A .............................................................      1,506,800         44,782,096
                                                                                                            ---------------
  CONSUMER DURABLES 5.3%
    D.R. Horton Inc. ...................................................................      1,650,000         47,520,000
    Hasbro Inc. ........................................................................      1,800,000         34,002,000
    Lennar Corp., A ....................................................................        480,000         22,488,000
    Lennar Corp., B ....................................................................         48,000          2,107,200
    M.D.C. Holdings Inc. ...............................................................        363,000         22,429,770
    Pulte Homes Inc. ...................................................................      1,300,000         63,921,000
                                                                                                            ---------------
                                                                                                               192,467,970
                                                                                                            ---------------
  CONSUMER NON-DURABLES 2.6%
  b DIMON Inc. .........................................................................      2,504,200         17,354,106
    Kellwood Co. .......................................................................        450,000         17,752,500
    Russell Corp. ......................................................................        515,000          8,564,450
  a Tommy Hilfiger Corp. ...............................................................      2,800,000         43,680,000
    Universal Corp. ....................................................................        125,000          6,280,000
                                                                                                            ---------------
                                                                                                                93,631,056
                                                                                                            ---------------
  CONSUMER SERVICES 3.7%
a,b Aztar Corp. ........................................................................      3,000,000         77,700,000
a,b Champps Entertainment Inc. .........................................................        920,000          7,967,200
  a La Quinta Corp. ....................................................................      2,471,900         17,772,961
  a Prime Hospitality Corp. ............................................................        702,800          7,063,140
  a Vail Resorts Inc. ..................................................................      1,386,300         21,556,965
                                                                                                            ---------------
                                                                                                               132,060,266
                                                                                                            ---------------
  DISTRIBUTION SERVICES 1.1%
    Applied Industrial Technologies Inc. ...............................................        700,000         18,396,000
    Handleman Co. ......................................................................      1,000,000         22,510,000
                                                                                                            ---------------
                                                                                                                40,906,000
                                                                                                            ---------------

                                                          Semiannual Report | 33

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BALANCE SHEET INVESTMENT FUND                                                        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  ELECTRONIC TECHNOLOGY 1.3%
  a ESCO Technologies Inc. .............................................................        618,400     $   29,868,720
  a FSI International Inc. .............................................................        600,000          3,600,000
  a Hutchinson Technology Inc. .........................................................        150,000          3,688,500
  a Standard Microsystems Corp. ........................................................        376,700          8,980,528
                                                                                                            ---------------
                                                                                                                46,137,748
                                                                                                            ---------------
  ENERGY MINERALS 2.0%
    Peabody Energy Corp. ...............................................................      1,507,000         70,663,230
                                                                                                            ---------------
  FINANCE/RENTAL/LEASING 3.4%
    CIT Group Holdings Inc. ............................................................      2,210,000         75,957,700
a,b Dollar Thrifty Automotive Group Inc. ...............................................      1,800,000         47,430,000
                                                                                                            ---------------
                                                                                                               123,387,700
                                                                                                            ---------------
  FINANCIAL CONGLOMERATES 2.5%
    Principal Financial Group Inc. .....................................................        734,200         25,917,260
    Prudential Financial Inc. ..........................................................      1,450,000         63,713,000
                                                                                                            ---------------
                                                                                                                89,630,260
                                                                                                            ---------------
  INDUSTRIAL SERVICES 1.8%
  a Global Industries Ltd. .............................................................      2,400,000         14,400,000
  a Offshore Logistics Inc. ............................................................        900,000         19,755,000
  a Petroleum Helicopters Inc. .........................................................         77,500          1,774,750
  a Petroleum Helicopters Inc., non-voting .............................................        152,000          3,619,880
  a Shaw Group Inc. ....................................................................      1,447,200         17,366,400
a,b Xanser Corp. .......................................................................      2,800,000          7,000,000
                                                                                                            ---------------
                                                                                                                63,916,030
                                                                                                            ---------------
  LIFE/HEALTH INSURANCE 6.1%
    American National Insurance Co. ....................................................        647,500         61,013,925
    Amerus Group Co. ...................................................................        325,000         12,545,000
    Assurant Inc. ......................................................................        825,700         20,114,052
    FBL Financial Group Inc., A ........................................................        525,000         13,980,750
    Kansas City Life Insurance Co. .....................................................        200,000          8,000,000
    Manulife Financial Corp. (Canada) ..................................................        500,000         18,385,000
    MetLife Inc. .......................................................................        401,000         13,834,500
  a National Western Life Insurance Co., A .............................................        150,000         21,795,000
    Presidential Life Corp. ............................................................        726,400         11,687,777
    StanCorp Financial Group Inc. ......................................................        600,000         37,122,000
                                                                                                            ---------------
                                                                                                               218,478,004
                                                                                                            ---------------

34 | Semiannual Report

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BALANCE SHEET INVESTMENT FUND                                                        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  NON-ENERGY MINERALS 4.4%
    Nucor Corp. ........................................................................        630,000     $   37,422,000
    Reliance Steel & Aluminum Co. ......................................................      1,175,000         38,798,500
    Texas Industries Inc. ..............................................................        800,000         26,968,000
    United States Steel Corp. ..........................................................      2,000,000         57,260,000
                                                                                                            ---------------
                                                                                                               160,448,500
                                                                                                            ---------------
  PROCESS INDUSTRIES 4.9%
    Bunge Ltd. .........................................................................      1,650,000         61,132,500
    Corn Products International Inc. ...................................................      1,120,000         47,600,000
a,b Delta Woodside Industries Inc. .....................................................        555,000            588,300
  a J.G. Boswell Co. ...................................................................         30,000         11,700,000
    MeadWestvaco Corp. .................................................................        700,000         18,305,000
    Monsanto Co. .......................................................................        853,900         29,536,401
  a PolyOne Corp. ......................................................................      1,400,000          9,576,000
                                                                                                            ---------------
                                                                                                               178,438,201
                                                                                                            ---------------
  PRODUCER MANUFACTURING 6.2%
    CNH Global NV (Netherlands) ........................................................      1,605,000         31,875,300
a,b Insteel Industries Inc. ............................................................        560,000          1,260,000
    Lennox International Inc. ..........................................................      1,115,000         18,631,650
    Mueller Industries Inc. ............................................................        658,900         22,106,095
    Oshkosh Truck Corp. ................................................................        480,000         24,576,000
  b Tecumseh Products Co., A ...........................................................        778,900         30,275,843
  b Tecumseh Products Co., B ...........................................................        300,000         11,286,300
    Timken Co. .........................................................................      1,350,000         29,781,000
    Trinity Industries Inc. ............................................................      1,806,900         54,731,001
                                                                                                            ---------------
                                                                                                               224,523,189
                                                                                                            ---------------
  PROPERTY-CASUALTY INSURANCE 6.1%
    E-L Financial Corp. Ltd. (Canada) ..................................................        100,000         25,449,918
    IPC Holdings Ltd. (Bermuda) ........................................................      1,180,000         43,424,000
    Midland Co. ........................................................................        385,000         10,203,270
    Montpelier Re Holdings Ltd. (Bermuda) ..............................................         10,000            342,000
    Old Republic International Corp. ...................................................      3,000,000         69,660,000
    RLI Corp. ..........................................................................        489,400         17,006,650
    Selective Insurance Group Inc. .....................................................        650,000         23,244,000
    St. Paul Travelers Cos. Inc. .......................................................        777,000         31,600,590
                                                                                                            ---------------
                                                                                                               220,930,428
                                                                                                            ---------------
  REGIONAL BANKS .1%
    UMB Financial Corp. ................................................................         93,400          4,689,614
                                                                                                            ---------------
  RETAIL TRADE 8.1%
  a Big Lots Inc. ......................................................................      1,675,000         23,718,000
    Boise Cascade Corp. ................................................................        343,554         11,588,077
    Cato Corp., A ......................................................................        300,000          6,006,000
  a Charming Shoppes Inc. ..............................................................      5,009,200         35,364,952
    Dillards Inc., A ...................................................................      2,300,000         38,709,000

                                                          Semiannual Report | 35

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BALANCE SHEET INVESTMENT FUND                                                        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  RETAIL TRADE (CONT.)
    Federated Department Stores Inc. ...................................................        740,000     $   36,260,000
    Fred's Inc. ........................................................................        400,000          7,428,000
  b Haverty Furniture Cos. Inc. ........................................................        920,000         16,624,400
  a Saks Inc. ..........................................................................      1,508,400         21,720,960
a,b Syms Corp. .........................................................................      1,430,000         10,953,800
  a Toys R Us Inc. .....................................................................      2,815,000         43,491,750
  a Zale Corp. .........................................................................        711,200         39,770,304
                                                                                                            ---------------
                                                                                                               291,635,243
                                                                                                            ---------------
  SAVINGS BANKS .3%
    Farmers & Merchants Bank of Long Beach .............................................          2,200         11,165,000
    First Niagara Financial Group Inc. .................................................        100,000          1,260,000
                                                                                                            ---------------
                                                                                                                12,425,000
                                                                                                            ---------------
  SPECIALTY INSURANCE 3.2%
    MGIC Investment Corp. ..............................................................        440,000         32,392,800
    The PMI Group Inc. .................................................................      1,150,000         49,484,500
    Radian Group Inc. ..................................................................        750,000         34,882,500
                                                                                                            ---------------
                                                                                                               116,759,800
                                                                                                            ---------------
  TECHNOLOGY SERVICES .6%
  a Intergraph Corp. ...................................................................        850,000         21,428,500
                                                                                                            ---------------
  TRANSPORTATION 6.2%
  a ABX Air Inc. .......................................................................      1,825,000         10,731,000
a,b Alaska Air Group Inc. ..............................................................      1,350,600         29,888,778
    Burlington Northern Santa Fe Corp. .................................................        599,900         19,616,730
  a Crowley Maritime Corp. .............................................................          4,240          4,918,400
  a Kansas City Southern ...............................................................      1,498,200         20,750,070
  a Mesa Air Group Inc. ................................................................        450,000          3,181,500
    Norfolk Southern Corp. .............................................................      1,358,600         32,361,852
    Overseas Shipholding Group Inc. ....................................................      1,600,000         52,432,000
    Teekay Shipping Corp. (Bahamas) ....................................................        850,000         51,680,000
                                                                                                            ---------------
                                                                                                               225,560,330
                                                                                                            ---------------
  UTILITIES 4.3%
    Entergy Corp. ......................................................................        800,000         43,680,000
    Northeast Utilities ................................................................      1,750,000         32,112,500
    PNM Resources Inc. .................................................................      1,242,200         36,247,396
  a Sierra Pacific Resources Co. .......................................................      4,169,000         29,516,520
    Xcel Energy Inc. ...................................................................        878,000         14,688,940
                                                                                                            ---------------
                                                                                                               156,245,356
                                                                                                            ---------------
  TOTAL COMMON STOCKS (COST $1,847,035,624)                                                                  2,729,144,521
                                                                                                            ---------------
  PREFERRED STOCK (COST $6,943,575) .3%
    Price Legacy Corp., 8.75%, pfd., A .................................................        533,400          8,523,732
                                                                                                            ---------------

36 | Semiannual Report

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BALANCE SHEET INVESTMENT FUND                                                        SHARES          VALUE
---------------------------------------------------------------------------------------------------------------------------
  CONVERTIBLE BOND (COST $6,000,000) .3%
  UTILITIES
    Sierra Pacific Resources Co., cvt., 144A, 7.25%, 2/14/10 ...........................     $  6,000,000   $   11,107,500
                                                                                                            ---------------
  TOTAL LONG TERM INVESTMENTS (COST $1,898,010,042) ....................................                     2,791,852,782
                                                                                                            ---------------

                                                                                           ----------------
                                                                                                SHARES
                                                                                           ----------------
  SHORT TERM INVESTMENT (COST $164,258,446) 4.5%
  c Franklin Institutional Fiduciary Trust Money Market Portfolio ......................      164,258,446      164,258,446
                                                                                                            ---------------
  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $2,062,268,488) ..................                     2,956,111,228
                                                                                                            ---------------

                                                                                           ----------------
                                                                                           PRINCIPAL AMOUNT
                                                                                           ----------------
  REPURCHASE AGREEMENT (COST $671,786,303) 18.6%
  d Joint Repurchase Agreement, .971%, 5/03/04 (Maturity Value
    $671,840,662) ......................................................................     $671,786,303      671,786,303
    ABN AMRO Bank, N.V., New York Branch (Maturity Value $64,610,916)
    Banc of America Securities LLC (Maturity Value $64,610,916)
    Barclays Capital Inc. (Maturity Value $64,610,916)
    Bear, Stearns & Co. Inc. (Maturity Value $32,308,825)
    BNP Paribas Securities Corp. (Maturity Value $64,610,916)
    Deutsche Bank Securities Inc. (Maturity Value $64,610,916)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $64,610,916)
    Goldman, Sachs & Co. (Maturity Value $64,610,916)
    Lehman Brothers Inc. (Maturity Value $58,033,593)
    Morgan Stanley & Co. Inc. (Maturity Value $64,610,916)
    UBS Securities LLC (Maturity Value $64,610,916)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds,
     and U.S. Government Agency Securities
                                                                                                            ---------------
  TOTAL INVESTMENTS (COST $2,734,054,791) 100.3% .......................................                     3,627,897,531
  OTHER ASSETS, LESS LIABILITIES (.3)% .................................................                       (10,512,374)
                                                                                                            ---------------
  NET ASSETS 100.0% ....................................................................                    $3,617,385,157
                                                                                                            ===============

aNon-income producing.

bSee Note 8 regarding holdings of 5% voting securities.

cSee Note 7 regarding investments in affiliated Money Market Portfolio.

dSee Note 1(c) regarding joint repurchase agreement.

                     Semiannual Report | See notes to financial statements. | 37

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                                              -------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                               APRIL 30, 2004             YEAR ENDED OCTOBER 31,
CLASS A                                                          (UNAUDITED)     2003        2002        2001        2000 D
                                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................     $12.40      $10.48      $11.66      $11.12      $10.00
                                                              -------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................................        .04         .07         .07         .12         .09
 Net realized and unrealized gains (losses) ..................       1.11        1.92       (1.08)        .50        1.03
                                                              -------------------------------------------------------------
Total from investment operations .............................       1.15        1.99       (1.01)        .62        1.12
                                                              -------------------------------------------------------------
Less distributions from:
 Net investment income .......................................       (.05)       (.07)       (.07)       (.08)         --
 Net realized gains ..........................................         --          --           (.10)      --          --
                                                              -------------------------------------------------------------
Total distributions ..........................................       (.05)       (.07)       (.17)       (.08)         --
                                                              -------------------------------------------------------------
Net asset value, end of period ...............................     $13.50      $12.40      $10.48      $11.66      $11.12
                                                              =============================================================

Total return b ...............................................      9.32%      19.08%     (8.82)%       5.63%      11.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................    $99,204     $59,600     $32,825     $23,544      $3,418
Ratios to average net assets:
 Expenses ....................................................      1.29% c     1.38%       1.42%       1.25%       1.25% c
 Expenses excluding waiver and payments by affiliate .........      1.29% c     1.38%       1.42%       1.49%       3.22% c
 Net investment income .......................................       .57% c      .60%        .64%        .99%       2.17% c
Portfolio turnover rate ......................................     10.54%      27.47%      15.33%      29.37%       7.21%

aBased on average daily shares outstanding.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized.

dFor the period June 1, 2000 (effective date) to October 31, 2000.

38 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                              -------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                               APRIL 30, 2004             YEAR ENDED OCTOBER 31,
CLASS B                                                          (UNAUDITED)     2003        2002        2001        2000 D
                                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................     $12.29      $10.39      $11.58      $11.11      $10.00
                                                              -------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................       (.01)       (.01)      --            .05         .08
 Net realized and unrealized gains (losses) ..................       1.11        1.92       (1.07)        .49        1.03
                                                              -------------------------------------------------------------
Total from investment operations .............................       1.10        1.91       (1.07)        .54        1.11
                                                              -------------------------------------------------------------
Less distributions from:
 Net investment income .......................................       (.01)       (.01)       (.02)       (.07)         --
 Net realized gains ..........................................         --          --        (.10)         --          --
                                                              -------------------------------------------------------------
Total distributions ..........................................       (.01)       (.01)       (.12)       (.07)         --
                                                              -------------------------------------------------------------
Net asset value, end of period ...............................     $13.38      $12.29      $10.39      $11.58      $11.11
                                                              =============================================================

Total return b ...............................................      8.93%      18.35%     (9.38)%       4.87%      11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................    $17,570     $10,865      $4,975      $3,251        $453
Ratios to average net assets:
 Expenses ....................................................      1.94% c     2.04%       2.07%       1.86%       1.69% c
 Expenses excluding waiver and payments by affiliate .........      1.94% c     2.04%       2.07%       2.10%       3.66% c
 Net investment income (loss) ................................       (.08)% c  (.06)%      (.01)%        .38%       1.81% c
Portfolio turnover rate ......................................     10.54%      27.47%      15.33%      29.37%       7.21%

aBased on average daily shares outstanding.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

cAnnualized.

dFor the period June 1, 2000 (effective date) to October 31, 2000.

                                                          Semiannual Report | 39

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                              -------------------------------------------------------------
                                                              SIX MONTHS ENDED
                                                               APRIL 30, 2004             YEAR ENDED OCTOBER 31,
CLASS C                                                          (UNAUDITED)     2003        2002        2001        2000 D
                                                              -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................     $12.28      $10.39      $11.57      $11.11      $10.00
                                                              -------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................       (.01)       (.01)      --            .05         .06
 Net realized and unrealized gains (losses) ..................       1.11        1.91       (1.07)        .48        1.05
                                                              -------------------------------------------------------------
Total from investment operations .............................       1.10        1.90       (1.07)        .53        1.11
                                                              -------------------------------------------------------------
Less distributions from:
 Net investment income .......................................         --        (.01)       (.01)       (.07)         --
 Net realized gains ..........................................         --          --        (.10)         --          --
                                                              -------------------------------------------------------------
Total distributions ..........................................         --        (.01)       (.11)       (.07)         --
                                                              -------------------------------------------------------------
Net asset value, end of period ...............................     $13.38      $12.28      $10.39      $11.57      $11.11
                                                              =============================================================

Total return b ...............................................      8.96%      18.35%     (9.34)%       4.80%      11.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................    $49,553     $32,592     $17,738     $10,648      $1,911
Ratios to average net assets:
 Expenses ....................................................      1.94% c     2.06%       2.04%       1.89%       1.79% c
 Expenses excluding waiver and payments by affiliate .........      1.94% c     2.06%       2.04%       2.13%       3.76% c
 Net investment income (loss) ................................     (.08)% c    (.08)%        .02%        .38%       1.44% c
Portfolio turnover rate ......................................     10.54%      27.47%      15.33%      29.37%       7.21%

aBased on average daily shares outstanding.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

cAnnualized.

dFor the period June 1, 2000 (effective date) to October 31, 2000.

40 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN LARGE CAP VALUE FUND (CONTINUED)

                                                                                   ----------------------------------------
                                                                                   SIX MONTHS ENDED       YEAR ENDED
                                                                                    APRIL 30, 2004        OCTOBER 31,
CLASS R                                                                               (UNAUDITED)        2003        2002 D
                                                                                   ----------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................           $12.34      $10.48      $10.55
                                                                                   ----------------------------------------
Income from investment operations:
 Net investment income a .......................................................              .03         .05         .01
 Net realized and unrealized gains (losses) ....................................             1.11        1.90        (.08)
                                                                                   ----------------------------------------
Total from investment operations ...............................................             1.14        1.95        (.07)
                                                                                   ----------------------------------------
Less distributions from net investment income ..................................             (.06)       (.09)         --
                                                                                   ----------------------------------------
Net asset value, end of period .................................................           $13.42      $12.34      $10.48
                                                                                   ========================================

Total return b .................................................................            9.29%      18.77%      (.66)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................           $2,628        $826         $65
Ratios to average net assets:
 Expenses ......................................................................            1.44% c     1.54%       1.59% c
 Net investment income .........................................................             .42% c      .44%        .47% c
Portfolio turnover rate ........................................................           10.54%      27.47%      15.33%

aBased on average daily shares outstanding.

bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

cAnnualized.

dFor the period August 1, 2002 (effective date) to October 31, 2002.

                     Semiannual Report | See notes to financial statements. | 41

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)

----------------------------------------------------------------------------------------------------
  FRANKLIN LARGE CAP VALUE FUND                                           SHARES          VALUE
----------------------------------------------------------------------------------------------------
  COMMON STOCKS 86.5%
  COMMUNICATIONS .8%
  Verizon Communications Inc. ...........................................    37,000    $  1,396,380
                                                                                       -------------
  CONSUMER NON-DURABLES 11.4%
  H.J. Heinz Co. ........................................................    97,000       3,704,430
  Kimberly-Clark Corp. ..................................................    78,000       5,105,100
  Procter & Gamble Co. ..................................................    54,000       5,710,500
  Sara Lee Corp. ........................................................   202,000       4,662,160
                                                                                       -------------
                                                                                         19,182,190
                                                                                       -------------
  CONSUMER SERVICES 6.9%
  Cendant Corp. .........................................................    65,000       1,539,200
  Gannett Co. Inc. ......................................................    63,000       5,460,840
  McDonald's Corp. ......................................................   169,000       4,601,870
                                                                                       -------------
                                                                                         11,601,910
                                                                                       -------------
  ELECTRONIC TECHNOLOGY 1.6%
  Hewlett-Packard Co. ...................................................   136,000       2,679,200
                                                                                       -------------
  ENERGY MINERALS 3.0%
  ConocoPhillips ........................................................    24,000       1,711,200
  Marathon Oil Corp. ....................................................    37,000       1,241,720
  Occidental Petroleum Corp. ............................................    45,000       2,124,000
                                                                                       -------------
                                                                                          5,076,920
                                                                                       -------------
  FINANCE/RENTAL/LEASING 4.7%
  Fannie Mae ............................................................    35,000       2,405,200
  Freddie Mac ...........................................................    95,000       5,548,000
                                                                                       -------------
                                                                                          7,953,200
                                                                                       -------------
  FINANCIAL CONGLOMERATES 5.8%
  Citigroup Inc. ........................................................   115,000       5,530,350
  Principal Financial Group .............................................   122,000       4,306,600
                                                                                       -------------
                                                                                          9,836,950
                                                                                       -------------
  HEALTH TECHNOLOGY 9.2%
  Abbott Laboratories ...................................................   137,000       6,030,740
  Becton, Dickinson & Co. ...............................................    71,000       3,589,050
  Pfizer Inc. ...........................................................   165,000       5,900,400
                                                                                       -------------
                                                                                         15,520,190
                                                                                       -------------
  INDUSTRIAL SERVICES 1.9%
a Transocean Inc. .......................................................   117,000       3,249,090
                                                                                       -------------
  INVESTMENT BANKS/BROKERS 2.8%
  Lehman Brothers Holdings Inc. .........................................    41,000       3,009,400
  Morgan Stanley ........................................................    33,000       1,695,870
                                                                                       -------------
                                                                                          4,705,270
                                                                                       -------------

42 | Semiannual Report

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------
  FRANKLIN LARGE CAP VALUE FUND                                           SHARES          VALUE
----------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INVESTMENT MANAGERS .9%
  Mellon Financial Corp. ................................................    49,000    $  1,452,360
                                                                                       -------------
  LIFE/HEALTH INSURANCE 3.0%
  MetLife Inc. ..........................................................   146,000       5,037,000
                                                                                       -------------
  MAJOR BANKS 6.7%
  Bank of America Corp. .................................................    72,875       5,865,709
  Wachovia Corp. ........................................................   121,000       5,535,750
                                                                                       -------------
                                                                                         11,401,459
                                                                                       -------------
  MULTI-LINE INSURANCE 3.0%
  American International Group Inc. .....................................    71,000       5,087,150
                                                                                       -------------
  PROCESS INDUSTRIES 3.9%
  International Paper Co. ...............................................    72,000       2,903,040
  Praxair Inc. ..........................................................   101,000       3,691,550
                                                                                       -------------
                                                                                          6,594,590
                                                                                       -------------
  PRODUCER MANUFACTURING 6.9%
  General Electric Co. ..................................................   127,000       3,803,650
  Masco Corp. ...........................................................   152,000       4,257,520
  United Technologies Corp. .............................................    42,000       3,622,920
                                                                                       -------------
                                                                                         11,684,090
                                                                                       -------------
  PROPERTY-CASUALTY INSURANCE 5.1%
  Allstate Corp. ........................................................   121,000       5,553,900
  St. Paul Travelers Cos. Inc. ..........................................    75,000       3,050,250
                                                                                       -------------
                                                                                          8,604,150
                                                                                       -------------
  REGIONAL BANKS 2.9%
  U.S. Bancorp ..........................................................   194,000       4,974,160
                                                                                       -------------
  RETAIL TRADE 1.4%
  Federated Department Stores Inc. ......................................    28,000       1,372,000
  The TJX Cos. Inc. .....................................................    38,000         933,660
                                                                                       -------------
                                                                                          2,305,660
                                                                                       -------------
  SAVINGS BANKS 1.0%
  Washington Mutual Inc. ................................................    42,000       1,654,380
                                                                                       -------------
  TECHNOLOGY SERVICES 1.3%
  International Business Machines Corp. .................................    25,000       2,204,250
                                                                                       -------------
  TRANSPORTATION 2.3%
  Burlington Northern Santa Fe Corp. ....................................   120,000       3,924,000
                                                                                       -------------
  TOTAL COMMON STOCKS (COST $128,826,412) ...............................               146,124,549
                                                                                       -------------

                                                          Semiannual Report | 43

Franklin Value Investors Trust

----------------------------------------------------------------------------------------------------
  FRANKLIN LARGE CAP VALUE FUND                                           SHARES          VALUE
----------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $25,111,449) 14.9%
b Franklin Institutional Fiduciary Trust Money Market Portfolio .........25,111,449    $ 25,111,449
                                                                                       -------------
  TOTAL INVESTMENTS (COST $153,937,861) 101.4% ..........................               171,235,998
  OTHER ASSETS, LESS LIABILITIES (1.4)% .................................                (2,280,964)
                                                                                       -------------
  NET ASSETS 100.0%                                                                    $168,955,034
                                                                                       =============

aNon-income producing.

bSee Note 7 regarding investments in affiliated Money Market Portfolio.

44 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                                  -------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                   APRIL 30, 2004                    YEAR ENDED OCTOBER 31,
CLASS A                                             (UNAUDITED)       2003        2002        2001        2000        1999
                                                  -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............     $30.41       $24.09      $24.64      $18.88      $18.41      $20.27
                                                  -------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..................        .03         (.04)       (.01)        .11         .04        (.01)
 Net realized and unrealized gains (losses) ......       3.87         7.80         .68        6.37        1.90        (.29)
                                                  -------------------------------------------------------------------------
Total from investment operations .................       3.90         7.76         .67        6.48        1.94        (.30)
                                                  -------------------------------------------------------------------------
Less distributions from:
 Net investment income ...........................         --           --        (.08)       (.09)         --          --
 Net realized gains ..............................       (.63)       (1.44)      (1.14)       (.63)      (1.47)      (1.56)
                                                  -------------------------------------------------------------------------
Total distributions ..............................       (.63)       (1.44)      (1.22)       (.72)      (1.47)      (1.56)
                                                  -------------------------------------------------------------------------
Net asset value, end of period ...................     $33.68       $30.41      $24.09      $24.64      $18.88      $18.41
                                                  =========================================================================

Total return b ...................................     12.96%       33.90%       2.77%      35.80%      11.53%     (1.59)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................   $418,883     $310,995    $230,562    $268,969     $95,894    $115,999
Ratios to average net assets:
 Expenses ........................................      1.08% c      1.23%       1.18%       1.19%       1.38%       1.27%
 Net investment income (loss) ....................       .17% c     (.16)%      (.02)%        .46%        .23%      (.05)%
Portfolio turnover rate ..........................      5.09%       13.35%      28.35%      23.62%       8.52%      14.12%

aBased on average daily shares outstanding.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

cAnnualized.

                     Semiannual Report | See notes to financial statements. | 45

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICROCAP VALUE FUND                                                                 SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 68.4%
  COMMERCIAL SERVICES 1.5%
    Courier Corp. .........................................................................       150,000     $  6,112,500
                                                                                                              -------------
  COMMUNICATIONS 1.7%
    Atlantic Tele-Network Inc. ............................................................       225,000        7,121,250
                                                                                                              -------------
  CONSUMER DURABLES 6.4%
    Allen Organ Co., B ....................................................................        94,800        4,503,000
a   Baldwin Piano & Organ Co. .............................................................           100               --
    Bassett Furniture Industries Inc. .....................................................        53,500          959,790
a   Cavalier Homes Inc. ...................................................................       700,000        4,438,000
a   Chromcraft Revington Inc. .............................................................       200,000        2,842,000
a   Dixie Group Inc. ......................................................................       405,000        5,467,500
    Edelbrock Corp. .......................................................................       217,268        3,227,516
    Flexsteel Industries Inc. .............................................................        60,000        1,307,460
a   National R.V. Holdings Inc. ...........................................................       261,700        3,519,865
a   Rockford Corp. ........................................................................        80,100          492,615
                                                                                                              -------------
                                                                                                                26,757,746
                                                                                                              -------------

  CONSUMER NON-DURABLES 10.3%
    Brown Shoe Co. Inc. ...................................................................       165,000        6,035,700
b   Delta Apparel Inc. ....................................................................       340,000        7,633,000
    DIMON Inc. ............................................................................       640,000        4,435,200
b   Haggar Corp. ..........................................................................       420,000        8,248,800
a,b Seneca Foods Corp., A .................................................................       256,600        4,928,003
a,b Seneca Foods Corp., B .................................................................       121,500        2,300,602
    Standard Commercial Corp. .............................................................       350,000        6,478,500
    Tandy Brands Accessories Inc. .........................................................       245,000        3,209,500
                                                                                                              -------------
                                                                                                                43,269,305
                                                                                                              -------------

  DISTRIBUTION SERVICES .5%
a   GTSI Corp. ............................................................................       203,100        2,331,588
                                                                                                              -------------

  ELECTRONIC TECHNOLOGY 1.3%

b   Espey Manufacturing & Electronics Corp. ...............................................        78,000        2,039,700
a   Ladish Co. Inc. .......................................................................        21,200          202,248
a   Printronix Inc. .......................................................................       130,000        1,797,900
a   Sparton Corp. .........................................................................       160,650        1,450,669
                                                                                                              -------------
                                                                                                                 5,490,517
                                                                                                              -------------

  HEALTH SERVICES 1.0%
    Healthcare Services Group Inc. ........................................................       260,400        4,088,280
                                                                                                              -------------




46 | Semiannual Report

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICROCAP VALUE FUND                                                                 SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  INDUSTRIAL SERVICES 4.1%
b   Ecology & Environment Inc., A .........................................................       215,000     $  2,266,100
a   Exponent Inc. .........................................................................       100,000        2,503,000
a   Layne Christensen Co. .................................................................       530,000        7,404,100
a   Matrix Service Co. ....................................................................       266,000        2,761,080
a   Petroleum Helicopters Inc. ............................................................        17,600          403,040
a   Petroleum Helicopters Inc., non-voting ................................................        78,000        1,857,570
                                                                                                              -------------
                                                                                                                17,194,890
                                                                                                              -------------

  NON-ENERGY MINERALS 2.2%
a   Commonwealth Industries Inc. ..........................................................       780,000        6,162,000
a,b Continental Materials Corp. ...........................................................        99,500        2,883,012
                                                                                                              -------------
                                                                                                                 9,045,012
                                                                                                              -------------

  PROCESS INDUSTRIES 2.3%
b   American Pacific Corp. ................................................................       659,000        5,028,170
a   Mercer International Inc. (Germany) ...................................................       545,400        4,586,814
                                                                                                              -------------
                                                                                                                 9,614,984
                                                                                                              -------------

  PRODUCER MANUFACTURING 12.1%
a,b Art's-Way Manufacturing Co. Inc. ......................................................       134,500          712,850
    Central Steel & Wire Co. ..............................................................         3,640        1,638,000
    CIRCOR International Inc. .............................................................       247,500        4,841,100
a,b Gehl Co. ..............................................................................       420,000        7,077,000
    Gibraltar Steel Corp. .................................................................       238,000        5,854,800
b   Hardinge Inc. .........................................................................       705,000        8,445,900
a   Insteel Industries Inc. ...............................................................       250,000          562,500
a,b Nashua Corp. ..........................................................................       475,000        4,256,000
a   Northwest Pipe Co. ....................................................................       310,300        4,685,530
a   Powell Industries Inc. ................................................................        23,900          380,010
a   RTI International Metals Inc. .........................................................       567,900        8,319,735
    Smith Investment Co. ..................................................................        42,400        2,459,200
    Steel Technologies Inc. ...............................................................         2,100           40,509
a   TransPro Inc. .........................................................................       265,000        1,385,950
                                                                                                              -------------
                                                                                                                50,659,084
                                                                                                              -------------

  PROPERTY-CASUALTY INSURANCE 4.8%
a,b ACMAT Corp., A ........................................................................       392,800        5,509,020
    Baldwin & Lyons Inc., B ...............................................................       153,875        4,262,338
a   Mercer Insurance Group Inc. ...........................................................         9,100          108,108
b   Merchants Group Inc. ..................................................................       190,000        4,646,450
    Penn-America Group Inc. ...............................................................       280,000        3,413,200
    Safety Insurance Group Inc. ...........................................................        95,000        2,052,950
                                                                                                              -------------
                                                                                                                19,992,066
                                                                                                              -------------




                                                          Semiannual Report | 47

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICROCAP VALUE FUND                                                                 SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  REAL ESTATE DEVELOPMENT 2.5%
a   Bresler & Reiner Inc. .................................................................        89,000     $  5,073,000
    Case Pomeroy & Co. Inc., A ............................................................           220          270,600
    Case Pomeroy & Co. Inc., cvt., B ......................................................           533          559,650
a   Griffin Land & Nurseries Inc. .........................................................       173,000        4,702,140
                                                                                                              -------------
                                                                                                                10,605,390
                                                                                                              -------------

  REAL ESTATE INVESTMENT TRUSTS 1.0%
    Arbor Realty Trust, 144A (units consisting of common stock and warrants) ..............        45,000        4,140,923
                                                                                                              -------------

  RETAIL TRADE 5.3%
a,b Duckwall-ALCO Stores Inc. .............................................................       330,000        5,593,500
a,b Fresh Brands Inc. .....................................................................       758,100        6,671,280
a,b S&K Famous Brands Inc. ................................................................       260,000        4,695,600
a,b United Retail Group Inc. ..............................................................       678,900        1,894,131
b   Village Super Market Inc., A ..........................................................       110,675        3,521,679
                                                                                                              -------------
                                                                                                                22,376,190
                                                                                                              -------------

  SAVINGS BANKS 4.4%
    First Defiance Financial Corp. ........................................................       235,000        5,569,500
    GA Financial Inc. .....................................................................       172,000        6,009,680
a   Wilshire Financial Services Group Inc. ................................................       700,000        6,860,000
                                                                                                              -------------
                                                                                                                18,439,180
                                                                                                              -------------

  TRANSPORTATION 5.2%
a   Crowley Maritime Corp. ................................................................         2,342        2,716,720
a,b International Shipholding Corp. .......................................................       480,000        7,051,200
    OMI Corp. .............................................................................       410,000        4,128,700
    Providence & Worchester Railroad Co. ..................................................       205,000        2,080,750
    Stelmar Shipping Ltd. (Greece) ........................................................       240,000        5,916,000
                                                                                                              -------------
                                                                                                                21,893,370
                                                                                                              -------------

  UTILITIES 1.8%
    Central Vermont Public Service Corp. ..................................................        70,000        1,410,500
    Green Mountain Power Corp. ............................................................       201,700        5,157,469
    Maine & Maritimes Corp. ...............................................................        27,100          869,910
                                                                                                              -------------
                                                                                                                 7,437,879
                                                                                                              -------------

  TOTAL COMMON STOCKS (COST $182,342,428) .................................................                    286,570,154
                                                                                                              -------------


                                                                                          ----------------
                                                                                          PRINCIPAL AMOUNT
                                                                                          ----------------

  CONVERTIBLE BOND (COST $7,000,000) 2.1%
  PROCESS INDUSTRIES
    Mercer International Inc., cvt., 144A, 8.50%, 10/15/10 (Germany) ......................  $  7,000,000        8,750,000
                                                                                                              -------------

  TOTAL LONG TERM INVESTMENTS (COST $189,342,428) .........................................                    295,320,154
                                                                                                              -------------



48 | Semiannual Report

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICROCAP VALUE FUND                                                                 SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENT (COST $105,029,854) 25.1%
c   Franklin Institutional Fiduciary Trust Money Market Portfolio .........................   105,029,854     $105,029,854
                                                                                                              -------------

  TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST $294,372,282) .......................                    400,350,008
                                                                                                              -------------


                                                                                          ----------------
                                                                                          PRINCIPAL AMOUNT
                                                                                          ----------------

  REPURCHASE AGREEMENT (COST $19,029,384) 4.5%
d   Joint Repurchase Agreement, .971%, 5/03/04 (Maturity

    Value $19,030,924) ....................................................................  $ 19,029,384       19,029,384
    ABN AMRO Bank, N.V., New York Branch (Maturity Value $1,830,204)
    Banc of America Securities LLC (Maturity Value $1,830,204)
    Barclays Capital Inc. (Maturity Value $1,830,204)
    Bear, Stearns & Co. Inc (Maturity Value $915,197)
    BNP Paribas Securities Corp. (Maturity Value $1,830,204)
    Deutsche Bank Securities Inc. (Maturity Value $1,830,204)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $1,830,204)
    Goldman, Sachs & Co. (Maturity Value $1,830,204)
    Lehman Brothers Inc. (Maturity Value $1,643,891)
    Morgan Stanley & Co. Inc. (Maturity Value $1,830,204)
    UBS Securities LLC (Maturity Value $1,830,204)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds,
     and U.S. Government Agency Securities
                                                                                                              -------------

  TOTAL INVESTMENTS (COST $313,401,666) 100.1% ............................................                    419,379,392
  OTHER ASSETS, LESS LIABILITIES (.1)% ....................................................                       (496,216)
                                                                                                              -------------

  NET ASSETS 100.0% .......................................................................                   $418,883,176
                                                                                                              =============




aNon-income producing.
bSee Note 8 regarding holdings of 5% voting securities.
cSee Note 7 regarding investments in affiliated Money Market Portfolio. dSee Note 1(c) regarding joint repurchase agreement.

                     Semiannual Report | See notes to financial statements. | 49

Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      APRIL 30, 2004               YEAR ENDED OCTOBER 31,
CLASS A                                                (UNAUDITED)       2003        2002        2001        2000        1999
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $28.19      $22.15      $22.49      $20.86      $17.30      $17.98
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................           .01        (.02)        .02         .09         .03        (.04)
 Net realized and unrealized gains (losses) .......          2.85        6.06        (.33)       1.59        3.53        (.55)
                                                     --------------------------------------------------------------------------
Total from investment operations ..................          2.86        6.04        (.31)       1.68        3.56        (.59)
                                                     --------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................            --          --          --        (.05)         --          --
 Net realized gains ...............................            --          --          --          --          --        (.09)
 Tax return of capital ............................            --          --        (.03)         --          --          --
                                                     --------------------------------------------------------------------------
Total distributions ...............................            --          --        (.03)       (.05)         --        (.09)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................        $31.05      $28.19      $22.15      $22.49      $20.86      $17.30
                                                     ==========================================================================

Total return b ....................................        10.15%      27.27%     (1.41)%       8.06%      20.72%     (3.38)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $241,575    $200,181    $140,202     $95,029     $64,513     $65,898
Ratios to average net assets:
 Expenses .........................................         1.38% c     1.44%       1.37%       1.36%       1.58%       1.49%
 Net investment income (loss) .....................          .05% c    (.07)%        .09%        .37%        .16%      (.23)%
Portfolio turnover rate ...........................        10.02%      14.14%      12.74%      43.33%      44.99%      41.21%




aBased on average daily shares outstanding.

bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

cAnnualized.

50 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      APRIL 30, 2004               YEAR ENDED OCTOBER 31,
CLASS B                                                (UNAUDITED)       2003        2002        2001        2000        1999 e
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $27.41      $21.67      $22.13      $20.61      $17.21      $18.33
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................          (.09)       (.17)       (.14)       (.07)       (.09)       (.15)
 Net realized and unrealized gains (losses) .......          2.77        5.91        (.32)       1.59        3.49        (.97)
                                                     --------------------------------------------------------------------------
Total from investment operations ..................          2.68        5.74        (.46)       1.52        3.40       (1.12)
                                                     --------------------------------------------------------------------------
Less distributions from net investment income .....            --          --          --          -- d        --          --
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................        $30.09      $27.41      $21.67      $22.13      $20.61      $17.21
                                                     ==========================================================================

Total return b ....................................         9.78%      26.49%     (2.08)%       7.38%      19.97%     (6.27)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $56,429     $47,551     $29,535     $11,220      $2,747      $1,293
Ratios to average net assets:
 Expenses .........................................         2.03% c     2.09%       2.02%       2.02%       2.22%       2.12% c
 Net investment income (loss) .....................        (.60)% c    (.72)%      (.56)%      (.32)%      (.47)%      (.84)% c
Portfolio turnover rate ...........................        10.02%      14.14%      12.74%      43.33%      44.99%      41.21%




aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dThe Fund made a dividend distribution of $.002.
eFor the period January 1, 1999 (effective date) to October 31, 1999.

                                                          Semiannual Report | 51

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      APRIL 30, 2004               YEAR ENDED OCTOBER 31,
CLASS C                                                (UNAUDITED)       2003        2002        2001        2000        1999
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $27.13      $21.46      $21.90      $20.40      $17.03      $17.82
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ...................          (.09)       (.17)       (.13)       (.07)       (.09)       (.16)
 Net realized and unrealized gains (losses) .......          2.74        5.84        (.31)       1.57        3.46        (.54)
                                                     --------------------------------------------------------------------------
Total from investment operations ..................          2.65        5.67        (.44)       1.50        3.37        (.70)
                                                     --------------------------------------------------------------------------
Less distributions from net realized gains ........            --          --          --          --          --        (.09)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................        $29.78      $27.13      $21.46      $21.90      $20.40      $17.03
                                                     ==========================================================================

Total return b ....................................         9.77%      26.42%     (2.01)%       7.35%      19.93%     (4.03)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................      $123,352    $109,353     $81,186     $51,313     $28,555     $30,133
Ratios to average net assets:
 Expenses .........................................         2.03% c     2.10%       1.99%       2.01%       2.24%       2.17%
 Net investment income (loss) .....................        (.60)% c    (.73)%      (.53)%      (.29)%      (.51)%      (.91)%
Portfolio turnover rate ...........................        10.02%      14.14%      12.74%      43.33%      44.99%      41.21%




aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.

52 | Semiannual Report

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                                                        ---------------------------------------
                                                                                        SIX MONTHS ENDED         YEAR ENDED
                                                                                         APRIL 30, 2004          OCTOBER 31,
CLASS R                                                                                    (UNAUDITED)       2003        2002 d
                                                                                        ---------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................................          $28.13      $22.14      $23.34
                                                                                        ---------------------------------------
Income from investment operations:
 Net investment income (loss) a .....................................................            (.01)       (.07)       (.04)
 Net realized and unrealized gains (losses) .........................................            2.83        6.06       (1.16)
                                                                                        ---------------------------------------
Total from investment operations ....................................................            2.82        5.99       (1.20)
                                                                                        ---------------------------------------
Net asset value, end of period ......................................................          $30.95      $28.13      $22.14
                                                                                        =======================================

Total return b ......................................................................          10.02%      27.06%     (5.14)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................................................         $18,110      $6,914      $1,097
Ratios to average net assets:
 Expenses ...........................................................................           1.53% c     1.59%       1.52% c
 Net investment income (loss) .......................................................          (.10)% c    (.22)%      (.06)% c
Portfolio turnover rate .............................................................          10.02%      14.14%      12.74%




aBased on average daily shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized.
dFor the period August 1, 2002 (effective date) to October 31, 2002.

                                                          Semiannual Report | 53

Franklin Value Investors Trust

FRANKLIN SMALL CAP VALUE FUND (CONTINUED)

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                      APRIL 30, 2004               YEAR ENDED OCTOBER 31,
ADVISOR CLASS                                          (UNAUDITED)       2003        2002        2001        2000        1999
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............        $28.78      $22.53      $22.82      $21.13      $17.46      $18.07
                                                     --------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ..........................           .06         .07         .10         .17         .09         .01
 Net realized and unrealized gains (losses) .......          2.91        6.18        (.34)       1.62        3.58        (.53)
                                                     --------------------------------------------------------------------------
Total from investment operations ..................          2.97        6.25        (.24)       1.79        3.67        (.52)
                                                     --------------------------------------------------------------------------
Less distributions from:
 Net investment income ............................            --          --          --        (.10)         --          --
 Net realized gains ...............................            --          --          --          --          --        (.09)
 Tax return of capital ............................            --          --        (.05)         --          --          --
                                                     --------------------------------------------------------------------------
Total distributions ...............................            --          --        (.05)       (.10)         --        (.09)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ....................        $31.75      $28.78      $22.53      $22.82      $21.13      $17.46
                                                     ==========================================================================

Total return b ....................................        10.32%      27.74%      (1.07)%      8.43%      21.16%      (2.97)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................       $19,755     $13,089      $9,586      $4,622      $3,848      $2,941
Ratios to average net assets:
 Expenses .........................................         1.03% c     1.09%       1.02%       1.02%       1.24%       1.17%
 Net investment income ............................          .40% c      .28%        .44%        .70%        .49%        .09%
Portfolio turnover rate ...........................        10.02%      14.14%      12.74%      43.33%      44.99%      41.21%




aBased on average daily shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized.

54 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2004 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                                                                SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 92.1%
  COMMERCIAL SERVICES .4%
  ABM Industries Inc. ...................................................................        90,000       $  1,661,400
                                                                                                              -------------

  CONSUMER DURABLES 7.7%
  Action Performance Cos. Inc. ..........................................................        50,000            784,000
  Bassett Furniture Industries Inc. .....................................................        57,400          1,029,756
  Briggs & Stratton Corp. ...............................................................        77,000          5,390,000
  D.R. Horton Inc. ......................................................................        56,250          1,620,000
  Hooker Furniture Corp. ................................................................        60,360          1,375,001
  La-Z-Boy Inc. .........................................................................       236,800          4,934,912
  M/I Homes Inc. ........................................................................        65,900          2,810,635
  Monaco Coach Corp. ....................................................................       251,000          6,543,570
  Russ Berrie & Co. Inc. ................................................................       298,300          8,510,499
  Thor Industries Inc. ..................................................................        85,000          2,368,100
                                                                                                              -------------
                                                                                                                35,366,473
                                                                                                              -------------

  CONSUMER NON-DURABLES 4.9%
  Brown Shoe Co. Inc. ...................................................................       180,200          6,591,716
  Lancaster Colony Corp. ................................................................        60,000          2,478,000
  Oshkosh B'Gosh Inc., A ................................................................       150,000          3,468,000
  Russell Corp. .........................................................................        63,000          1,047,690
  Standard Commercial Corp. .............................................................       129,000          2,387,790
a Timberland Co., A .....................................................................       107,000          6,711,040
                                                                                                              -------------
                                                                                                                22,684,236
                                                                                                              -------------

  CONSUMER SERVICES 3.3%
a Aztar Corp. ...........................................................................       290,000          7,511,000
  Intrawest Corp. (Canada) ..............................................................       245,000          3,743,600
a La Quinta Corp. .......................................................................       535,500          3,850,245
                                                                                                              -------------
                                                                                                                15,104,845
                                                                                                              -------------

  ELECTRONIC TECHNOLOGY 2.7%
a Avocent Corp. .........................................................................       175,000          5,615,750
  Cohu Inc. .............................................................................       136,000          2,380,000
  Diebold Inc. ..........................................................................        95,000          4,378,550
                                                                                                              -------------
                                                                                                                12,374,300
                                                                                                              -------------

  ENERGY MINERALS 6.9%
  Arch Coal Inc. ........................................................................       250,000          7,652,500
  Consol Energy Inc. ....................................................................       310,000          8,875,300
  Holly Corp. ...........................................................................        45,000          1,511,550
  Peabody Energy Corp. ..................................................................       210,000          9,846,900
  Pioneer Natural Resources Co. .........................................................       115,000          3,761,650
                                                                                                              -------------
                                                                                                                31,647,900
                                                                                                              -------------

  FINANCE .6%
  The PMI Group Inc. ....................................................................        60,000          2,581,800
                                                                                                              -------------




                                                          Semiannual Report | 55

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                                                                SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  FINANCE/RENTAL/LEASING .8%
a Dollar Thrifty Automotive Group Inc. ..................................................       140,000       $  3,689,000
                                                                                                              -------------

  HEALTH SERVICES 1.5%
a Pharmaceutical Product Development Inc. ...............................................       235,000          6,948,950
                                                                                                              -------------

  HEALTH TECHNOLOGY 1.9%
a Steris Corp. ..........................................................................       209,700          4,646,952
  West Pharmaceutical Services Inc. .....................................................       109,000          4,229,200
                                                                                                              -------------
                                                                                                                 8,876,152
                                                                                                              -------------

  INDUSTRIAL SERVICES 7.5%
a Atwood Oceanics Inc. ..................................................................        88,000          3,225,200
a EMCOR Group Inc. ......................................................................        93,000          3,803,700
  ENSCO International Inc. ..............................................................        87,000          2,381,190
a Global Industries Ltd. ................................................................       800,000          4,800,000
  GlobalSantaFe Corp. ...................................................................        37,000            975,690
a Lone Star Technologies Inc. ...........................................................       260,000          5,330,000
a Offshore Logistics Inc. ...............................................................       155,700          3,417,615
a Oil States International Inc. .........................................................       300,000          4,062,000
a Rowan Cos. Inc. .......................................................................       143,000          3,188,900
a Shaw Group Inc. .......................................................................       166,800          2,001,600
a Transocean Inc. .......................................................................        44,500          1,235,765
                                                                                                              -------------
                                                                                                                34,421,660
                                                                                                              -------------

  INSURANCE BROKERS/SERVICES 1.5%
  Arthur J. Gallagher & Co. .............................................................       215,000          6,929,450
                                                                                                              -------------

  LIFE/HEALTH INSURANCE 3.2%
  American National Insurance Co. .......................................................        56,800          5,352,264
  Presidential Life Corp. ...............................................................       213,900          3,441,651
  Protective Life Corp. .................................................................        82,500          2,966,700
  StanCorp Financial Group Inc. .........................................................        45,000          2,784,150
                                                                                                              -------------
                                                                                                                14,544,765
                                                                                                              -------------

  NON-ENERGY MINERALS 2.7%
  Reliance Steel & Aluminum Co. .........................................................       234,500          7,743,190
  United States Steel Corp. .............................................................       165,000          4,723,950
                                                                                                              -------------
                                                                                                                12,467,140
                                                                                                              -------------

  PROCESS INDUSTRIES 5.9%
  AptarGroup Inc. .......................................................................       126,000          4,951,800
  Bunge Ltd. ............................................................................       203,000          7,521,150
  Cabot Corp. ...........................................................................       150,000          5,070,000
  Myers Industries Inc. .................................................................       185,000          2,610,350
  RPM International Inc. ................................................................       445,700          6,721,156
                                                                                                              -------------
                                                                                                                26,874,456
                                                                                                              -------------




56 | Semiannual Report

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                                                                SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  PRODUCER MANUFACTURING 16.3%
  American Woodmark Corp. ...............................................................         6,400       $    410,880
a Cable Design Technologies Corp. .......................................................       154,200          1,315,326
  Carlisle Cos. Inc. ....................................................................        32,000          1,896,000
  CIRCOR International Inc. .............................................................       162,000          3,168,720
  CNH Global NV (Netherlands) ...........................................................       174,000          3,455,640
a Genlyte Group Inc. ....................................................................        60,000          3,439,200
  Graco Inc. ............................................................................       225,000          6,345,000
  JLG Industries Inc. ...................................................................       237,400          3,511,146
a Mettler-Toledo International Inc. (Switzerland) .......................................       165,000          7,395,300
  Mueller Industries Inc. ...............................................................       154,900          5,196,895
a Powell Industries Inc. ................................................................       107,900          1,715,610
  Roper Industries Inc. .................................................................       150,000          7,282,500
  Stewart & Stevenson Services Inc. .....................................................       111,500          1,781,770
  Superior Industries International Inc. ................................................       200,000          6,816,000
  Teleflex Inc. .........................................................................        70,000          3,195,500
  Thomas Industries Inc. ................................................................        80,000          2,700,000
  Timken Co. ............................................................................        69,600          1,535,376
a Tower Automotive Inc. .................................................................       165,800            848,896
  Watts Water Technologies Inc., A ......................................................       150,000          3,673,500
  York International Corp. ..............................................................       231,000          9,055,200
                                                                                                              -------------
                                                                                                                74,738,459
                                                                                                              -------------

  PROPERTY-CASUALTY INSURANCE 4.9%
  Harleysville Group Inc. ...............................................................        87,500          1,662,500
  IPC Holdings Ltd. (Bermuda) ...........................................................       115,000          4,232,000
  Montpelier Re Holdings Ltd. (Bermuda) .................................................       315,000         10,773,000
  RLI Corp. .............................................................................       162,100          5,632,975
                                                                                                              -------------
                                                                                                                22,300,475
                                                                                                              -------------

  REAL ESTATE INVESTMENT TRUSTS .7%
  Arbor Realty Trust Inc. ...............................................................       175,000          3,403,750
                                                                                                              -------------

  REGIONAL BANKS 1.4%
  Chemical Financial Corp. ..............................................................         3,100            106,175
  Corus Bankshares Inc. .................................................................        15,800            596,450
  Hancock Holding Co. ...................................................................        88,700          2,475,617
  Peoples Bancorp Inc. ..................................................................       145,000          3,469,850
                                                                                                              -------------
                                                                                                                 6,648,092
                                                                                                              -------------




                                                          Semiannual Report | 57

Franklin Value Investors Trust

---------------------------------------------------------------------------------------------------------------------------
  FRANKLIN SMALL CAP VALUE FUND                                                                SHARES            VALUE
---------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  RETAIL TRADE 8.2%
a American Eagle Outfitters Inc. ........................................................       170,000       $  4,367,300
  Casey's General Stores Inc. ...........................................................       146,800          2,431,008
  Christopher & Banks Corp. .............................................................       130,000          2,325,700
  Dillards Inc., A ......................................................................       300,000          5,049,000
a Linens 'n Things Inc. .................................................................       165,000          5,352,600
a The Men's Wearhouse Inc. ..............................................................       206,000          5,250,940
  Pier 1 Imports Inc. ...................................................................       262,400          5,421,184
a West Marine Inc. ......................................................................       208,900          6,074,812
a Zale Corp. ............................................................................        23,100          1,291,752
                                                                                                              -------------
                                                                                                                37,564,296
                                                                                                              -------------

  SAVINGS BANKS .2%
  First Indiana Corp. ...................................................................        49,200            897,900
                                                                                                              -------------

  TECHNOLOGY SERVICES 1.5%
  Reynolds & Reynolds Co., A ............................................................       245,000          6,997,200
                                                                                                              -------------

  TRANSPORTATION 6.7%
a Kansas City Southern ..................................................................       185,900          2,574,715
  OMI Corp. .............................................................................       673,400          6,781,138
  Overseas Shipholding Group Inc. .......................................................       147,000          4,817,190
  SkyWest Inc. ..........................................................................       275,000          5,005,000
  Teekay Shipping Corp. (Bahamas) .......................................................       138,700          8,432,960
  Tidewater Inc. ........................................................................       120,000          3,385,200
                                                                                                              -------------
                                                                                                                30,996,203
                                                                                                              -------------

  UTILITIES .7%
a Sierra Pacific Resources Co. ..........................................................       482,000          3,412,560
                                                                                                              -------------

  TOTAL COMMON STOCKS (COST $335,497,164) ...............................................                      423,131,462
                                                                                                              -------------

  SHORT TERM INVESTMENT (COST $43,475,585) 9.5%
b Franklin Institutional Fiduciary Trust Money Market Portfolio .........................    43,475,585         43,475,585
                                                                                                              -------------

  TOTAL INVESTMENTS (COST $378,972,749) 101.6% ..........................................                      466,607,047
  OTHER ASSETS, LESS LIABILITIES (1.6)% .................................................                       (7,385,858)
                                                                                                              -------------
  NET ASSETS 100.0% .....................................................................                     $459,221,189
                                                                                                              =============




aNon-income producing.
bSee Note 7 regarding investments in affiliated Money Market Portfolio.

58 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2004 (unaudited)

                                                          -----------------------------------------------------------------
                                                             FRANKLIN         FRANKLIN         FRANKLIN        FRANKLIN
                                                           BALANCE SHEET      LARGE CAP        MICROCAP        SMALL CAP
                                                          INVESTMENT FUND    VALUE FUND       VALUE FUND      VALUE FUND
                                                          -----------------------------------------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..........................   $1,685,012,560    $128,826,412     $121,158,553    $335,497,164
  Cost - Non-controlled affiliated issuers .............      212,997,482              --       68,183,875              --
  Cost - Sweep money fund (Note 7) .....................      164,258,446      25,111,449      105,029,854      43,475,585
                                                          =================================================================
  Value - Unaffiliated issuers .........................    2,533,524,055     146,124,549      199,918,157     423,131,462
  Value - Non-controlled affiliated issuers ............      258,328,727              --       95,401,997              --
  Value - Sweep money fund (Note 7) ....................      164,258,446      25,111,449      105,029,854      43,475,585
 Repurchase agreements, at value and cost ..............      671,786,303              --       19,029,384              --
 Receivables:
  Capital shares sold ...................................       3,455,498         930,222          635,608       1,167,652
  Dividends and interest ................................       4,137,671         205,979          117,179         106,188
 Other assets ...........................................          85,600              --           56,500              --
                                                          -----------------------------------------------------------------
      Total assets ......................................   3,635,576,300     172,372,199      420,188,679     467,880,887
                                                          -----------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .......................       9,110,316       2,902,386          310,072       7,118,446
  Capital shares redeemed ...............................       4,754,202         258,120          552,750         629,724
  Affiliates ............................................       2,597,055         227,491          312,572         716,835
  Shareholders ..........................................         477,035          14,530          115,110          88,403
  Unaffiliated transfer agent fees ......................       1,165,370          12,185           10,500          89,667
 Other liabilities ......................................          87,165           2,453            4,499          16,623
                                                          -----------------------------------------------------------------
      Total liabilities .................................      18,191,143       3,417,165        1,305,503       8,659,698
                                                          -----------------------------------------------------------------
       Net assets, at value .............................  $3,617,385,157    $168,955,034     $418,883,176    $459,221,189
                                                          =================================================================
Net assets consist of:
 Undistributed net investment income (loss) .............  $    2,342,758    $     77,423     $    339,080    $   (441,425)
 Net unrealized appreciation (depreciation) .............     893,842,740      17,298,137      105,977,726      87,634,298
 Accumulated net realized gain (loss) ...................      25,300,467      (2,219,614)      16,037,760     (28,350,702)
 Capital shares .........................................   2,695,899,192     153,799,088      296,528,610     400,379,018
                                                          -----------------------------------------------------------------
       Net assets, at value .............................  $3,617,385,157    $168,955,034     $418,883,176    $459,221,189
                                                          =================================================================



                                                          Semiannual Report | 59

Franklin Value Investors Trust

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

April 30, 2004 (unaudited)

                                                          -----------------------------------------------------------------
                                                             FRANKLIN         FRANKLIN         FRANKLIN        FRANKLIN
                                                           BALANCE SHEET      LARGE CAP        MICROCAP        SMALL CAP
                                                          INVESTMENT FUND    VALUE FUND       VALUE FUND      VALUE FUND
                                                          -----------------------------------------------------------------
CLASS A:
 Net assets, at value .................................    $3,342,503,871    $ 99,204,112    $418,883,176   $241,575,164
                                                          =================================================================
 Shares outstanding ...................................        68,982,217       7,350,110       12,438,310      7,780,814
                                                          =================================================================
 Net asset value per share a ..........................            $48.45          $13.50           $33.68         $31.05
                                                          =================================================================
 Maximum offering price per share
 (net asset value per
 share / 94.25%) ......................................            $51.41          $14.32           $35.73         $32.94
                                                          =================================================================
CLASS B:
 Net assets, at value .................................    $  108,793,418    $ 17,569,733               --   $ 56,428,846
                                                          =================================================================
 Shares outstanding ...................................         2,271,396       1,313,125               --      1,875,419
                                                          =================================================================
 Net asset value and maximum offering
 price per share a ....................................            $47.90          $13.38               --         $30.09
                                                          =================================================================
CLASS C:
 Net assets, at value .................................    $  126,307,898    $ 49,552,925               --   $123,351,715
                                                          =================================================================
 Shares outstanding ...................................         2,634,610       3,704,319               --      4,141,770
                                                          =================================================================
 Net asset value and maximum offering
 price per share a ....................................            $47.94          $13.38               --         $29.78
                                                          =================================================================
CLASS R:
 Net assets, at value .................................    $   15,952,206    $  2,628,264               --   $ 18,110,186
                                                          =================================================================
 Shares outstanding ...................................           330,412         195,826               --        585,150
                                                          =================================================================
 Net asset value and maximum offering
 price per share a ....................................            $48.28          $13.42               --         $30.95
                                                          =================================================================
ADVISOR CLASS:
 Net assets, at value .................................    $   23,827,764              --               --   $ 19,755,278
                                                          =================================================================
 Shares outstanding ...................................           491,498              --               --        622,222
                                                          =================================================================
 Net asset value and maximum offering
 price per share ......................................            $48.48              --               --         $31.75
                                                          =================================================================




aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the Fund.

60 | See notes to financial statements. | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF OPERATIONS

for the six months ended April 30, 2004 (unaudited)


                                                              -------------------------------------------------------------
                                                                 FRANKLIN         FRANKLIN       FRANKLIN       FRANKLIN
                                                               BALANCE SHEET      LARGE CAP      MICROCAP       SMALL CAP
                                                              INVESTMENT FUND    VALUE FUND     VALUE FUND     VALUE FUND
                                                              -------------------------------------------------------------
Investment income:
 Dividends
  Unaffiliated issuers .....................................    $ 20,682,004     $ 1,208,351    $ 1,300,683    $ 2,954,333
  Non-controlled affiliated issuers (Note 8) ...............       1,335,126              --        485,597             --
  Sweep money fund (Note 7) ................................         587,633          78,260        327,006        116,782
 Interest ..................................................       3,552,465              --        339,788             --
                                                              -------------------------------------------------------------
      Total investment income ..............................      26,157,228       1,286,611      2,453,074      3,071,115
                                                              -------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..................................       7,839,963         343,904      1,310,436      1,554,123
 Administrative fees (Note 3) ..............................              --         138,176             --             --
 Distribution fees (Note 3)

  Class A ..................................................       3,249,551         142,613        468,062        395,989
  Class B ..................................................         544,954          71,869             --        266,947
  Class C ..................................................         654,721         211,795             --        614,936
  Class R ..................................................          37,814           5,904             --         31,487
 Transfer agent fees (Note 3) ..............................       4,388,040         113,260        251,991        532,848
 Custodian fees ............................................          14,068             411          2,070          1,738
 Reports to shareholders ...................................          86,125           6,480         20,551         36,414
 Registration and filing fees ..............................         144,267          30,286         40,927         46,260
 Professional fees .........................................          42,278          10,957          5,975         12,617
 Trustees' fees and expenses ...............................          83,690           2,857          8,664          9,700
 Other .....................................................          75,499           2,612          5,493          9,481
                                                              -------------------------------------------------------------
      Total expenses .......................................      17,160,970       1,081,124      2,114,169      3,512,540
      Expenses paid indirectly (Note 4) ....................            (387)             --           (175)            --
                                                              -------------------------------------------------------------
       Net expenses ........................................      17,160,583       1,081,124      2,113,994      3,512,540
                                                              -------------------------------------------------------------
        Net investment income (loss) .......................       8,996,645         205,487        339,080       (441,425)
                                                              -------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
   Unaffiliated issuers ....................................      19,452,832         604,037     10,715,797      2,410,623
   Non-controlled affiliated issuers (Note 8) ..............       4,051,789              --      5,432,091             --
   Closed-end funds distributions ..........................       1,562,318              --             --             --
  Foreign currency transactions ............................          (1,892)             --             --            (85)
                                                              -------------------------------------------------------------
        Net realized gain (loss) ...........................      25,065,047         604,037     16,147,888      2,410,538
 Net unrealized appreciation (depreciation) on investments .     217,825,624       9,766,146     28,061,655     36,101,229
                                                              -------------------------------------------------------------
Net realized and unrealized gain (loss) ....................     242,890,671      10,370,183     44,209,543     38,511,767
                                                              -------------------------------------------------------------
Net increase (decrease) in net assets resulting from
 operations ................................................    $251,887,316     $10,575,670    $44,548,623    $38,070,342
                                                              =============================================================




                     Semiannual Report | See notes to financial statements. | 61

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS for the six months ended April 30, 2004 (unaudited) and the year ended October 31, 2003

                                               ----------------------------------------------------------------------------
                                                     FRANKLIN BALANCE SHEET                     FRANKLIN LARGE CAP
                                                         INVESTMENT FUND                            VALUE FUND
                                               ----------------------------------------------------------------------------
                                               SIX MONTHS ENDED     YEAR ENDED          SIX MONTHS ENDED     YEAR ENDED
                                                APRIL 30, 2004   OCTOBER 31, 2003        APRIL 30, 2004   OCTOBER 31, 2003
                                               ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ......................  $    8,996,645     $    8,064,597           $    205,487      $    226,792
  Net realized gain (loss) from investments
 and foreign currency transactions ...........      25,065,047         22,370,201                604,037        (1,197,959)
  Net unrealized appreciation (depreciation)
 on investments ..............................     217,825,624        605,667,050              9,766,146        13,788,782
                                               ----------------------------------------------------------------------------
      Net increase (decrease) in net assets
 resulting from operations ...................     251,887,316        636,101,848             10,575,670        12,817,615
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................     (11,216,419)       (15,859,670)              (277,348)         (219,664)
   Class B ...................................              --            (12,389)                (7,129)           (2,700)
   Class C ...................................              --               (224)                    --           (25,501)
   Class R ...................................         (27,347)           (48,332)               (11,952)             (608)
   Advisor Class .............................        (129,680)          (136,670)                    --                --
  Net realized gains:
   Class A ...................................     (20,640,023)       (16,010,960)                    --                --
   Class B ...................................        (706,734)          (608,470)                    --                --
   Class C ...................................        (856,261)          (796,029)                    --                --
   Class R ...................................         (93,367)           (60,002)                    --                --
   Advisor Class .............................        (149,903)          (104,241)                    --                --
                                               ----------------------------------------------------------------------------
 Total distributions to shareholders .........     (33,819,734)       (33,636,987)              (296,429)         (248,473)
 Capital share transactions: (Note 2)
 Class A .....................................     110,186,615        145,187,768             33,812,404        19,537,776
 Class B .....................................      (1,892,392)        (4,723,653)             5,636,926         4,694,580
 Class C .....................................      (9,930,681)       (14,490,811)            13,730,403        10,811,167
 Class R .....................................       1,720,227          3,342,448              1,612,834           666,777
 Advisor Class ...............................         192,520          2,990,936                     --                --
                                               ----------------------------------------------------------------------------
 Total capital share transactions ............     100,276,289        132,306,688             54,792,567        35,710,300
Net increase (decrease) in net
 assets ......................................     318,343,871        734,771,549             65,071,808        48,279,442
Net assets:
 Beginning of period .........................   3,299,041,286      2,564,269,737            103,883,226        55,603,784
                                               ----------------------------------------------------------------------------
 End of period ...............................  $3,617,385,157     $3,299,041,286           $168,955,034      $103,883,226
                                               ============================================================================
Undistributed net investment income included
 in net assets:
  End of period ..............................  $    2,342,758     $    4,719,559           $     77,423      $    168,365
                                               ============================================================================




62 | Semiannual Report

Franklin Value Investors Trust

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended April 30, 2004 (unaudited) and the year ended October 31, 2003

                                               ----------------------------------------------------------------------------
                                                           FRANKLIN                                  FRANKLIN
                                                      MICROCAP VALUE FUND                      SMALL CAP VALUE FUND
                                               SIX MONTHS ENDED     YEAR ENDED          SIX MONTHS ENDED     YEAR ENDED
                                                APRIL 30, 2004   OCTOBER 31, 2003        APRIL 30, 2004   OCTOBER 31, 2003
                                               ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income (loss) ................   $    339,080      $   (388,657)          $   (441,425)      $ (1,019,579)
  Net realized gain (loss) from
 investments and foreign currency
 transactions .................................     16,147,888         7,256,754              2,410,538         (8,512,879)
  Net unrealized appreciation (depreciation)
 on investments ...............................     28,061,655        64,006,345             36,101,229         85,145,032
                                               ----------------------------------------------------------------------------
Net increase (decrease) in net assets
 resulting from operations ....................     44,548,623        70,874,442             38,070,342         75,612,574
 Distributions to shareholders from:
Net realized gains:
   Class A ....................................     (7,050,991)      (13,669,360)                    --                 --
                                               ----------------------------------------------------------------------------
 Total distributions to shareholders ..........     (7,050,991)      (13,669,360)                    --                 --
 Capital share transactions: (Note 2)
   Class A ....................................     70,390,810        23,227,153             21,192,562         19,380,987
   Class B ....................................             --                --              4,191,089          8,827,006
   Class C ....................................             --                --              3,079,676          6,169,326
   Class R ....................................             --                --             10,315,160          4,689,321
   Advisor Class ..............................             --                --              5,283,310            804,441
                                               ----------------------------------------------------------------------------
 Total capital share transactions .............     70,390,810        23,227,153             44,061,797         39,871,081
Net increase (decrease) in net
 assets .......................................    107,888,442        80,432,235             82,132,139        115,483,655
Net assets:
 Beginning of period ..........................    310,994,734       230,562,499            377,089,050        261,605,395
                                               ----------------------------------------------------------------------------
 End of period ................................   $418,883,176      $310,994,734           $459,221,189       $377,089,050
                                               ============================================================================
Undistributed net investment income (loss)
 included in net assets:
End of period .................................   $    339,080      $         --           $   (441,425)      $         --
                                               ============================================================================

                     Semiannual Report | See notes to financial statements. | 63

Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are non-diversified except the Franklin Large Cap Value Fund. The investment objectives of the Funds included in this report are:

--------------------------------------------------------------------------------
  CAPITAL APPRECIATION                    TOTAL RETURN
--------------------------------------------------------------------------------
  Franklin Large Cap Value Fund           Franklin Balance Sheet Fund
                                          Franklin Microcap Value Fund
                                          Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Debt securities are valued by independent pricing services or market makers under procedures approved by the Board of Trustees. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m.Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value as determined following procedures approved by the Board of Trustees. Investments in open-end mutual funds are valued at the closing net asset value.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

64 | Semiannual Report

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2004, all repurchase agreements had been entered into on that date.

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. INCOME TAXES

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                                          Semiannual Report | 65

Franklin Value Investors Trust

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. REDEMPTION FEES

Redemptions and exchanges of the Funds' shares held 30 days or less, 90 days prior to January 2, 2004, may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid in capital.

I. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

---------------------------------------------------------------------------------------------------------------------------
                                         CLASS A, CLASS B, CLASS C              CLASS A, CLASS B, CLASS C,
  CLASS A                                & CLASS R                              CLASS R & ADVISOR CLASS
---------------------------------------------------------------------------------------------------------------------------
  Franklin MicroCap Value Fund           Franklin Large Cap Value Fund          Franklin Balance Sheet Investment Fund
                                                                                Franklin Small Cap Value Fund

At April 30, 2004, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                         --------------------------------------------------------------
                                              FRANKLIN BALANCE                 FRANKLIN LARGE CAP
                                            SHEET INVESTMENT FUND                  VALUE FUND
                                           SHARES          AMOUNT             SHARES        AMOUNT
                                         --------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2004
  Shares sold ..........................  11,087,671    $ 534,889,069        2,996,780    $39,814,987
  Shares issued in reinvestment of
   distributions .......................     633,147       29,099,457           18,852        239,983
  Shares redeemed ......................  (9,413,421)    (453,801,911)        (472,022)    (6,242,566)
                                         --------------------------------------------------------------
  Net increase (decrease) ..............   2,307,397    $ 110,186,615        2,543,610    $33,812,404
                                         ==============================================================
Year ended October 31, 2003
  Shares sold ..........................  20,697,756    $ 809,263,017        2,547,880    $29,190,304
  Shares issued in reinvestment of
   distributions .......................     778,906       28,920,773           17,273        182,921
  Shares redeemed ...................... (17,858,438)    (692,996,022)        (891,670)    (9,835,449)
                                         --------------------------------------------------------------
  Net increase (decrease) ..............   3,618,224    $ 145,187,768        1,673,483    $19,537,776
                                         ==============================================================




66 | Semiannual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         --------------------------------------------------------------
                                              FRANKLIN BALANCE                 FRANKLIN LARGE CAP
                                            SHEET INVESTMENT FUND                  VALUE FUND
                                           SHARES          AMOUNT             SHARES        AMOUNT
                                         --------------------------------------------------------------
CLASS B SHARES:
Six months ended April 30, 2004
  Shares sold ..........................      58,735    $   2,807,507          507,263    $ 6,672,887
  Shares issued in reinvestment of
   distributions .......................      14,457          658,813              471          5,958
  Shares redeemed ......................    (111,892)      (5,358,712)         (78,844)    (1,041,919)
                                         --------------------------------------------------------------
  Net increase (decrease) ..............     (38,700)   $  (1,892,392)         428,890    $ 5,636,926
                                         ==============================================================
Year ended October 31, 2003
  Shares sold ..........................     133,698    $   5,117,716          537,665    $ 6,120,339
  Shares issued in reinvestment of
   distributions .......................      15,648          578,344              210          2,212
  Shares redeemed ......................    (274,853)     (10,419,713)        (132,518)    (1,427,971)
                                         --------------------------------------------------------------
  Net increase (decrease) ..............    (125,507)   $  (4,723,653)         405,357    $ 4,694,580
                                         ==============================================================
CLASS C SHARES:
Six months ended April 30, 2004
  Shares sold ..........................      78,420    $   3,737,263        1,469,588    $19,289,207
  Shares issued in reinvestment of
   distributions .......................      17,212          785,232               --             --
  Shares redeemed ......................    (303,164)     (14,453,176)        (419,706)    (5,558,804)
                                         --------------------------------------------------------------
  Net increase (decrease) ..............    (207,532)   $  (9,930,681)       1,049,882    $13,730,403
                                         ==============================================================
Year ended October 31, 2003
  Shares sold ..........................     226,204    $   8,747,145        1,545,808    $17,336,290
  Shares issued in reinvestment of
   distributions .......................      19,810          732,949            2,084         21,990
  Shares redeemed ......................    (627,665)     (23,970,905)        (599,970)    (6,547,113)
                                         --------------------------------------------------------------
  Net increase (decrease) ..............    (381,651)   $ (14,490,811)         947,922    $10,811,167
                                         ==============================================================
CLASS R SHARES:
Six months ended April 30, 2004
  Shares sold ..........................      75,592    $   3,643,837          184,969    $ 2,352,950
  Shares issued in reinvestment of
   distributions .......................       2,633          120,715              944         11,952
  Shares redeemed ......................     (42,226)      (2,044,325)         (57,023)      (752,068)
                                         --------------------------------------------------------------
  Net increase (decrease) ..............      35,999    $   1,720,227          128,890    $ 1,612,834
                                         ==============================================================
Year ended October 31, 2003
  Shares sold ..........................     161,943    $   6,348,241           79,757    $   874,524
  Shares issued in reinvestment of
   distributions .......................       2,908          107,759               50            521
  Shares redeemed ......................     (80,456)      (3,113,552)         (19,106)      (208,268)
                                         --------------------------------------------------------------
   Net increase (decrease) .............      84,395    $   3,342,448           60,701    $   666,777
                                         ==============================================================



                                                          Semiannual Report | 67

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                         -------------------------------
                                              FRANKLIN BALANCE
                                            SHEET INVESTMENT FUND
                                           SHARES          AMOUNT
                                         -------------------------------
ADVISOR CLASS SHARES:
Six months ended April 30, 2004
  Shares sold ..........................      57,314  $     2,775,955
  Shares issued in reinvestment of
   distributions .......................       4,065          186,793
  Shares redeemed ......................     (57,109)      (2,770,228)
                                         -------------------------------
  Net increase (decrease) ..............       4,270  $       192,520
                                         ===============================
Year ended October 31, 2003
  Shares sold ..........................     153,679  $     5,954,959
  Shares issued in reinvestment of
   distributions .......................       3,674          136,339
  Shares redeemed ......................     (80,066)      (3,100,362)
                                         -------------------------------
  Net increase (decrease) ..............      77,287  $     2,990,936
                                         ===============================

                                         --------------------------------------------------------------
                                            FRANKLIN MICROCAP                 FRANKLIN SMALL CAP
                                                VALUE FUND                        VALUE FUND
                                          SHARES         AMOUNT              SHARES        AMOUNT
                                         --------------------------------------------------------------
CLASS A SHARES:
Six months ended April 30, 2004
  Shares sold ..........................  3,393,491  $  109,690,552         1,419,130   $  43,868,569
  Shares issued in reinvestment of
   distributions .......................    200,779       6,332,554                --              --
  Shares redeemed ...................... (1,383,858)    (45,632,296)         (739,318)    (22,676,007)
                                         --------------------------------------------------------------
  Net increase (decrease) ..............  2,210,412  $   70,390,810           679,812   $  21,192,562
                                         ==============================================================
Year ended October 31, 2003
  Shares sold ..........................  3,186,352  $   86,356,640         2,842,450   $  68,246,391
  Shares issued in reinvestment of
   distributions .......................    520,399      12,317,864                --              --
  Shares redeemed ...................... (3,049,998)    (75,447,351)       (2,070,696)    (48,865,404)
                                         --------------------------------------------------------------
  Net increase (decrease) ..............    656,753  $   23,227,153           771,754   $  19,380,987
                                         ==============================================================
CLASS B SHARES:
Six months ended April 30, 2004
  Shares sold ..........................                                      269,859   $   8,042,954
  Shares issued in reinvestment of
   distributions .......................                                           --              --
  Shares redeemed ......................                                     (129,387)     (3,851,865)
                                                                           ----------------------------
  Net increase (decrease) ..............                                      140,472   $   4,191,089
                                                                           ============================
Year ended October 31, 2003
  Shares sold ..........................                                      633,600   $  14,738,289
  Shares redeemed ......................                                     (261,303)     (5,911,283)
                                                                           ----------------------------
  Net increase (decrease) ..............                                      372,297   $   8,827,006
                                                                           ============================






68 | Semiannual Report

Franklin Value Investors Trust

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                           ----------------------------
                                                                               FRANKLIN SMALL CAP
                                                                                   VALUE FUND
                                                                              SHARES       AMOUNT
                                                                           ----------------------------
CLASS C SHARES:
Six months ended April 30, 2004
  Shares sold ............................................................    635,231   $  18,557,399
  Shares issued in reinvestment of distributions .........................         --              --
  Shares redeemed ........................................................   (523,959)    (15,477,723)
                                                                           ----------------------------
  Net increase (decrease) ................................................    111,272   $   3,079,676
                                                                           ============================
Year ended October 31, 2003
  Shares sold ............................................................  1,221,987   $  28,165,091
  Shares redeemed ........................................................   (974,388)    (21,995,765)
                                                                           ----------------------------
  Net increase (decrease) ................................................    247,599   $   6,169,326
                                                                           ============================
CLASS R SHARES:
Six months ended April 30, 2004
  Shares sold ............................................................    481,091   $  14,836,621
  Shares issued in reinvestment of distributions .........................         --              --
  Shares redeemed ........................................................   (141,752)     (4,521,461)
                                                                           ----------------------------
  Net increase (decrease) ................................................    339,339   $  10,315,160
                                                                           ============================
Year ended October 31, 2003
  Shares sold ............................................................    234,973   $   5,623,929
  Shares redeemed ........................................................    (38,705)       (934,608)
                                                                           ----------------------------
  Net increase (decrease) ................................................    196,268   $   4,689,321
                                                                           ============================
ADVISOR CLASS SHARES:
Six months ended April 30, 2004
  Shares sold ............................................................    201,714   $   6,364,786
  Shares issued in reinvestment of distributions .........................         --              --
  Shares redeemed ........................................................    (34,324)     (1,081,476)
                                                                           ----------------------------
  Net increase (decrease) ................................................    167,390   $   5,283,310
                                                                           ============================
Year ended October 31, 2003
  Shares sold ............................................................    153,439   $   3,802,161
  Shares redeemed ........................................................   (123,980)     (2,997,720)
                                                                           ----------------------------
  Net increase (decrease) ................................................     29,459   $     804,441
                                                                           ============================









                                                          Semiannual Report | 69

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of the following entities:

---------------------------------------------------------------------------------------------------
  ENTITY                                                                    AFFILIATION
---------------------------------------------------------------------------------------------------
  Franklin Advisory Services LLC (Advisory Services)                        Investment manager
  Franklin Templeton Services LLC (FT Services)                             Administrative manager
  Franklin/Templeton Distributors Inc. (Distributors)                       Principal underwriter
  Franklin/Templeton Investor Services LLC (Investor Services)              Transfer agent

The Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
         .625%               First $100 million
         .500%               Over $100 million, up to and including $250 million
         .450%               Over $250 million, up to and including $10 billion

Fees are further reduced on net assets over $10 billion.

The Franklin Large Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
         .550%               First $500 million
         .450%               Over $500 million, up to and including $1 billion
         .400%               Over $1 billion, up to and including $1.5 billion

Fees are further reduced on net assets over $1.5 billion.

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of .75% per year of the average daily net assets of the fund.

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE        NET ASSETS
--------------------------------------------------------------------------------
         .750%               First $500 million
         .625%               Over $500 million, up to and including $1 billion
         .500%               Over $1 billion

The Franklin Large Cap Value Fund pays an administrative fee to FT Services of ..20% per year of the fund's average daily net assets.

70 | Semiannual Report

Franklin Value Investors Trust

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

Under an agreement with Advisory Services, FT Services provides administrative services to the Franklin Balance Sheet Investment Fund, the Franklin MicroCap Value Fund, and the Franklin Small Cap Value Fund. The fee is paid by Advisory Services based on average daily net assets, and is not an additional expense of the funds.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                                ------------------------------------------------------
                                                   FRANKLIN        FRANKLIN    FRANKLIN     FRANKLIN
                                                 BALANCE SHEET     LARGE CAP   MICROCAP     SMALL CAP
                                                INVESTMENT FUND   VALUE FUND  VALUE FUND   VALUE FUND
                                                ------------------------------------------------------
Class A .......................................       .25%            .35%        .25%         .35%
Class B .......................................      1.00%           1.00%          --        1.00%
Class C .......................................      1.00%           1.00%          --        1.00%
Class R .......................................       .50%            .50%          --         .50%

Distributors has advised the Funds it received (paid) net commissions from (on) sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                                ------------------------------------------------------
                                                   FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN
                                                 BALANCE SHEET    LARGE CAP    MICROCAP     SMALL CAP
                                                INVESTMENT FUND  VALUE FUND   VALUE FUND   VALUE FUND
                                                ------------------------------------------------------
Net commissions received (paid) ...............      $(494,546)  $(220,599)     $34,422    $(306,080)
Contingent deferred sales charges .............      $  84,053   $  13,439      $35,272    $  55,768

The Funds paid transfer agent fees as noted in the Statement of Operations of which the following amounts were paid to Investor Services:

                                                ------------------------------------------------------
                                                   FRANKLIN       FRANKLIN     FRANKLIN     FRANKLIN
                                                 BALANCE SHEET    LARGE CAP    MICROCAP     SMALL CAP
                                                INVESTMENT FUND  VALUE FUND   VALUE FUND   VALUE FUND
                                                ------------------------------------------------------
Transfer agent fees ...........................    $2,157,553       $95,753    $223,221      $350,478



4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.

                                                          Semiannual Report | 71

Franklin Value Investors Trust

5. INCOME TAXES

At October 31, 2003, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                -----------------------------
                                                  FRANKLIN         FRANKLIN
                                                 LARGE CAP        SMALL CAP
                                                -----------------------------
                                                 VALUE FUND       VALUE FUND
Capital loss carryovers expiring in:
 2007                                            $       --      $18,385,987
 2008                                                    --        1,120,571
 2010                                             1,617,513        2,477,451
 2011                                             1,075,480        8,539,454
                                                -----------------------------
                                                 $2,692,993      $30,523,463
                                                =============================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

At April 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                    --------------------------------------------------------------
                                       FRANKLIN         FRANKLIN       FRANKLIN       FRANKLIN
                                     BALANCE SHEET      LARGE CAP      MICROCAP       SMALL CAP
                                    INVESTMENT FUND    VALUE FUND     VALUE FUND     VALUE FUND
                                    --------------------------------------------------------------
Cost of investments ...............  $2,734,718,131   $153,942,024   $313,511,521   $379,210,526
                                    ==============================================================
Unrealized appreciation ...........  $  968,000,461   $ 17,943,033   $111,382,521   $ 94,429,823
Unrealized depreciation ...........     (74,821,061)      (649,059)    (5,514,650)    (7,033,302)
                                    --------------------------------------------------------------
Net unrealized appreciation
 (depreciation) ...................  $  893,179,400   $ 17,293,974   $105,867,871   $ 87,396,521
                                    ==============================================================










72 | Semiannual Report

Franklin Value Investors Trust

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended April 30, 2004 were as follows:

                                        -----------------------------------------------------------
                                           FRANKLIN         FRANKLIN       FRANKLIN      FRANKLIN
                                         BALANCE SHEET      LARGE CAP      MICROCAP      SMALL CAP
                                        INVESTMENT FUND    VALUE FUND     VALUE FUND    VALUE FUND
                                        -----------------------------------------------------------
Purchases ............................   $166,310,031     $59,957,424    $14,590,400   $68,192,281
Sales ................................   $ 80,661,528     $12,392,773    $29,925,958   $39,752,442



7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund at April 30, 2004 were as shown below.

------------------------------------------------------------------------------------------------------------------------
                                      NUMBER OF                          NUMBER OF
                                     SHARES HELD                        SHARES HELD    VALUE                 REALIZED
                                     AT BEGINNING   GROSS      GROSS       AT END     AT END     INVESTMENT   CAPITAL
  NAME OF ISSUER                       OF PERIOD  ADDITIONS  REDUCTIONS  OF PERIOD   OF PERIOD     INCOME   GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
  FRANKLIN BALANCE SHEET INVESTMENT FUND
  Alaska  Air Group Inc. ...........   1,350,600     --          --      1,350,600 $ 29,888,778  $       -- $       --
  Aztar  Corp. .....................   3,000,000     --          --      3,000,000   77,700,000          --         --
  Champps Entertainment Inc. .......     920,000     --          --        920,000    7,967,200          --         --
  Delta Woodside
 Industries Inc. ...................     560,000     --       5,000        555,000     588,300           --    (70,126)
  DIMON Inc. .......................   2,504,200     --          --      2,504,200   17,354,106     375,630         --
  Dollar Thrifty Automotive
 Group Inc. ........................   1,800,000     --          --      1,800,000   47,430,000          --         --
  Handleman Co. ....................   1,300,000     --     300,000      1,000,000            a     154,000  4,121,915
  Haverty Furniture Cos. Inc. ......     920,000     --          --        920,000   16,624,400     115,000         --
  Insteel Industries Inc. ..........     560,000     --          --        560,000    1,260,000          --         --
  Syms Corp. .......................   1,430,000     --          --      1,430,000   10,953,800          --         --
  Tecumseh Products Co., A .........     778,900     --          --        778,900   30,275,843     498,496         --
  Tecumseh Products Co., B .........     300,000     --          --        300,000   11,286,300     192,000         --
  Xanser Corp. .....................   2,800,000     --          --      2,800,000    7,000,000          --         --
                                                                                   -------------------------------------
  TOTAL NON-CONTROLLED AFFILIATED ISSUERS ......................................   $258,328,727  $1,335,126 $4,051,789
                                                                                   =====================================






                                                          Semiannual Report | 73

Franklin Value Investors Trust

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------
                                      NUMBER OF                          NUMBER OF
                                     SHARES HELD                        SHARES HELD    VALUE                 REALIZED
                                     AT BEGINNING   GROSS      GROSS       AT END     AT END     INVESTMENT   CAPITAL
  NAME OF ISSUER                      OF PERIOD   ADDITIONS  REDUCTIONS  OF PERIOD   OF PERIOD     INCOME   GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------
  FRANKLIN MICROCAP VALUE FUND
  ACMAT Corp., A ...................   392,800          --        --      392,800  $  5,509,020   $      --  $       --
  American Pacific Corp. ...........   668,900          --     9,900      659,000     5,028,170     280,938      37,955
  Art's-Way Manufacturing
 Co. Inc. ..........................   134,500          --        --      134,500       712,850          --          --
  Commonwealth
 Industries Inc. ...................   870,000          --    90,000      780,000            a           --     376,763
  Continental
 Materials Corp. ...................    99,500          --        --       99,500     2,883,012          --          --
  Delta Apparel Inc. ...............   340,000          --        --      340,000     7,633,000      40,800          --
  Duckwall-ALCO

 Stores Inc. .......................   300,000      30,000        --      330,000     5,593,500          --          --
  Ecology & Environment
 Inc., A ...........................   230,000          --    15,000      215,000     2,266,100      39,100      27,628
  Espey Manufacturing &
 Electronics Corp. .................    78,000          --        --       78,000     2,039,700      19,500          --
  Fresh Brands Inc. ................   264,000     494,100        --      758,100     6,671,280      23,760          --
  Gehl Co. .........................   405,200      14,800        --      420,000     7,077,000          --          --
  Haggar Corp. .....................   420,000          --        --      420,000     8,248,800      21,000          --
  Hardinge Inc. ....................   700,000       5,000        --      705,000     8,445,900       7,004          --
  International Shipholding
 Corp. .............................   480,000          --        --      480,000     7,051,200          --          --
  Invivo Corp. .....................   402,000          --   402,000           --            a           --   5,589,550
  Merchants Group Inc. .............   190,000          --        --      190,000     4,646,450      38,000          --
  Nashua Corp. .....................   475,000          --        --      475,000     4,256,000          --          --
  S&K Famous Brands Inc. ...........   260,000          --        --      260,000     4,695,600          --          --
  Seneca Foods Corp., A ............   256,600          --        --      256,600     4,928,003          --          --
  Seneca Foods Corp., B ............   121,500          --        --      121,500     2,300,602          --          --
  United Retail Group Inc. .........   830,000          --   151,100      678,900     1,894,131          --    (599,805)
  Village Super Market
 Inc., A ...........................   110,675          --        --      110,675     3,521,679      15,495          --
                                                                                    ------------------------------------
  TOTAL NON-CONTROLLED AFFILIATED ISSUERS                                           $95,401,997    $485,597  $5,432,091
                                                                                    ====================================

aAs of April 30, 2004, no longer an affiliate.

9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING

On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 14, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

74 | Semiannual Report

Franklin Value Investors Trust

9. REGULATORY MATTERS (CONTINUED)

GOVERNMENTAL INVESTIGATIONS

As part of ongoing investigations by the U.S. Securities and Exchange Commission
(SEC), the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General and the Vermont Department of Banking, Insurance, Securities, and Health Care Administration, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell Fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company and its current employees are providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.

The staff of the SEC has informed the Company that it intends to recommend that the SEC authorize a civil injunctive action against an affiliate of the Trust's investment manager. The SEC's investigation is focused on the activities that are the subject of the Mass. Proceeding described above and other instances of alleged market timing by a limited number of third parties that ended in 2000. The Company currently believes that the charges the SEC staff is contemplating are unwarranted. There are discussions underway with the SEC staff in an effort to resolve the issues raised in their investigation.

In response to requests for information and subpoenas from the SEC and the California Attorney General, the Company has provided documents and testimony has been taken relating to payments to security dealers who sell Fund shares. Effective November 28, 2003, the Company determined not to direct any further brokerage commissions where the allocation is based, not only on best execution, but also on the sale of Fund shares.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to other entities within Franklin Templeton Investments, including the Company and certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York, New Jersey, and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions.

                                                          Semiannual Report | 75

Franklin Value Investors Trust

9. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

Management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or class actions or other lawsuits. The impact, if any, of these matters on the Trust is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.

76 | Semiannual Report

Franklin Value Investors Trust

PROXY VOTING POLICIES AND PROCEDURES

Franklin Value Investors Trust

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group.

                                                          Semiannual Report | 77

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

Literature Request

For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5,6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5,6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5,6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10

1.The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2.The fund is only open to existing shareholders as well as select retirement plans.

3.The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4.Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5.An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6.No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7.For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8.Portfolio of insured municipal securities.

9.These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10.The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                          Not part of the semiannual report

[LOGO OMITTED]

                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

One Franklin Parkway
San Mateo, CA 94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER
Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FVIT S2004 06/04

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

      ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 10. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 30, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    June 30, 2004


By /s/Galen G. Vetter
      Chief Financial Officer
Date    June 30, 2004